Exhibit 10.11

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

PARTNER AGREEMENT

This PARTNER AGREEMENT (the “Agreement”), made this 1st day of February, 2007 (hereinafter referred to as the “Effective Date”) by and between Progress Software Corporation, a Massachusetts corporation with a principal place of business at 14 Oak Park, Bedford, Massachusetts 01730 (hereinafter referred to as “PSC”) and QAD Inc., a Delaware corporation with a principal place of business at 6450 Via Real, Carpinteria, CA 93013, and QAD Ireland Ltd. (an Ireland company with a principal place of business at Hamilton House, National Technology Park, Limerick, Ireland and a wholly owned subsidiary of QAD Inc.). QAD Inc. and QAD Ireland Ltd. and the wholly and/or majority owned QAD subsidiaries listed in Exhibit J (are hereinafter collectively referred to as “QAD”. PSC and QAD are hereinafter collectively referred to as the “Parties”.

Recitals

WHEREAS,     PSC has designed and developed certain proprietary software as further identified in Exhibit A (“PSC Software”); and

WHEREAS,     QAD intends to combine such PSC Software with other software to create a significant value-added product (“Application Bundle”, as further defined below); and

WHEREAS,     PSC is willing to license to QAD the PSC Software pursuant to the terms and conditions contained herein; and

WHEREAS,     QAD desires, subject to the rights and limitations contained herein, to distribute the PSC Software to: (1) End Users who intend to use the PSC Software solely for internal use; and (2) Partners, as defined below and identified in Exhibit E, who will be permitted to use and/or sublicense the PSC Software, pursuant to the terms of this Agreement, to End Users solely for their internal use.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally bound, the Parties hereby agree as follows:

1.0      Definitions.

1.1      “Application Bundle” shall mean PSC Deployment Software and, if applicable, the Implementation Development Software, embedded in, integrated with, or bundled with any Covered Application as permitted pursuant to this Agreement, as listed in Exhibit A. Additional Application Bundles may be added to Exhibit A and this Agreement pursuant to the Update Process. The Parties agree that certain terms and conditions may change or be added in connection with the inclusion of additional Application Bundles.

1.2       “Application Bundle Maintenance Fee Royalty” shall mean the royalty fees that QAD shall pay PSC for support and maintenance provided to its End Users for an Application Bundle.

1.3      “Application Failover” shall mean a type of disaster recovery configuration where all servers, or other configurations or formats, used for the purpose of application failover are configured so application failover is accomplished only through the use of after-imaging, and are not formatted or configured so that the affected application can execute directly against the related data files, as further defined in Section 4.6.

1.4      “Business Purpose” shall mean the primary purpose of the Covered Applications as such purpose is summarized and described in the product descriptions linked to the list of products listed, as of the Effective date, at the website, http://www5.qad.com/portal/site/solutioncenter/menuitem.fb5ba47419d63afef207bd170690307a/?vgnextoid=242f1ed5a8146010VgnVCM100000810903a7RCRD, or such other website at which the above descriptions may be listed after the Effective Date.

1.5       “Covered Application” shall mean a PAP (as such term is defined in Exhibit K hereto) QAD software, including applications and add-on modules, that may be distributed as part of an Application Bundle as listed in Exhibit A. In addition, a Covered Application must be the wholly owned or licensed intellectual property of QAD. If owned by a third-party, in order to be deemed a Covered Application, such application must meet the following conditions: (1) sales and/or use of the such application must be provided for pursuant to an OEM, or other appropriate supplier, agreement between QAD and the third-party; (2) such application must be listed in QAD’s product price list; (3) QAD or a Partner must directly provide full support to the End Users of such application; and (4) such application must be promptly identified to PSC as a third-party application for inclusion in Exhibit A. Additional Covered Application may be added to Exhibit A and this Agreement pursuant to the Update Process. The Parties agree that certain terms and conditions may change or be added in connection with the inclusion of additional Covered Applications as provided in Section 19.

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1.6      “Current Release” shall mean any version of the PSC Software which is currently made generally available to PSC's customers based on PSC’s then current Life Cycle Document and applicable Platform and Product Availability Guides or other general notice provided from time to time.

1.7      "Deployment Software" shall mean the PSC Software listed in Exhibit A that is specifically required for the operation of the Application Bundle, along with the applicable Documentation and any Updates.

1.8      "Development Software" shall mean the PSC Software identified as such in Exhibit A, along with the applicable documentation and any Updates that QAD may use to:

a. develop the Covered Applications for inclusion in or with, as applicable, the Application      Bundles; and/or

b. provide Implementation to End Users and Partners.

1.9      “Disaster Recovery” shall mean any configuration that allows for application failover where files for this purpose are maintained in such a format that the application could execute directly against them. Such configuration requires that the End User acquire and maintain a separate disaster recovery license.

1.10    “Distributor” shall mean an entity who receives the right to (1) sublicense the Deployment Software and, if applicable, the Implementation Development Software as embedded in, integrated with or bundled with the Application Bundle from QAD, solely for the express purpose of distributing the Application Bundle to an End User pursuant to Section 3.2 of this Agreement, and (2) use the Implementation Development Software subject to the limitations set forth herein. A list of Distributors in effect as of the Effective Date is set forth in Exhibit E, attached hereto and incorporated herein. QAD will promptly inform PSC whenever a Distributor is added or terminated, and will update the list in Exhibit E on an annual basis.

1.11     “Documentation” shall mean those published technical manuals issued by PSC in conjunction with the PSC Software in printed or electronic format as generally made available by PSC.

1.12     “End User(s)” shall collectively refer to Term and Perpetual End Users of QAD and QAD’s Partners.

1.13    “End User License Agreement” shall mean a license agreement between QAD or a Partner (on the one hand) and an End User(s) under which QAD, or a Partner, provides the Application Bundle in accordance with this Agreement, including the terms required by Section 3. The End User License Agreement shall clearly prohibit the use of the Deployment Software: (a) unless used with a licensed Application Bundle or Covered Application; or (b) for any use other than as permitted as set forth herein.   End User’s license to use any stand alone PSC Software is also limited to the terms of the PSC End User License Agreement and the PSC licensing model under which it was distributed.

1.14   “Implementation” shall mean work performed by QAD, a Partner or an End User on the Application Bundle or other Covered Application using the Implementation Development Software to install, support, maintain or localize the Application Bundle or other Covered Application, but which does not qualify as the creation of another application or other enhancement that: (a) creates additional functionality not related to the Application Bundle; or (b) creates a new Business Purpose.

1.15     “Implementation Development Software” shall mean the PSC Development Software as set forth in Exhibit A which may be used subject to the following restrictions: (a) it may be used solely for Implementation, and, with regard to use by an End User: (b) it must be sold in conjunction with the Application Bundle; and (c) its use must be limited to a single named user license per specified Site. Additional Implementation Development Software may be added to Exhibit A and this Agreement. The Parties agree that certain terms and conditions may change or be added in connection with the inclusion of additional Implementation Development Software.

1.16     “Indirect Use” shall mean (1) any interaction that is a bi-directional communication between an End User and the Application Bundle via another application, (2) any transmission by an End User that communicates with the Application Bundle via another application and results in a response to the End User, and/or (3) other use, as set forth in Exhibit G. Indirect Use shall be counted and measured as set forth in Exhibit G, as shall be updated from time to time.

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1.17     “Licensed Territory” shall mean the geographic area described in section D of Exhibit C.

1.18     “Maintenance” shall mean software maintenance and support provided to End Users and Partners by QAD on a first level call basis and by PSC on a second level call basis. The level of Maintenance to be provided by PSC is set forth in Exhibit C and will be provided as set forth in the then current PSC Maintenance Policy Guide (the version in effect as of the Effective Date which is attached hereto as Exhibit I).

1.19     “Net License Fee” shall mean the total license, Term End User, and Indirect Use fees, or otherwise, charged by QAD to each End User or Partner for the Application Bundle and any other Covered Application less funds actually credited or refunded to an End User for returns.

1.20     “Partner” shall collectively mean QAD Distributors, Sales Agents, Service Alliance Partners or other alliance partners identified in Exhibit E, provided they have each executed a written agreement with QAD (“Partner Agreement”) which: (a) identifies the appropriate sublicense that Partner is permitted to grant pursuant to this Agreement; and (b) contains terms which are as protective of PSC and PSC Software as the terms set forth herein, including the third-party beneficiary provision required by Section 11.3 hereof.

1.21     “Perpetual End User” shall mean a third party that is sublicensed by QAD or its Partner, pursuant to Section 3 herein to use an Application Bundle on a perpetual basis for the third party’s customary internal business purposes, and not for redistribution, in accordance with an End User License Agreement.

1.22     “PSC Software” shall mean collectively the Deployment Software, the Implementation Development Software, and the Development Software as set forth in Exhibit A. Additional software programs may be added as PSC Software to Exhibit A and this agreement pursuant to the Update Process.

1.23     “PSDN” shall mean PSC’s PSDN subscription program, which includes development software, Documentation and services as governed by the accompanying then current PSC Software Developers’ Network End User License Agreement.

1.24     “QAD Fiscal Year” shall mean the fiscal year which runs from February 1, to January 31 of the subsequent year.

1.25     “QXtend” shall mean a QAD module designed expressly to allow for supply chain and enterprise application integration connections that is designed to supply interoperability between the processes of Covered Applications, or between the processes of Covered Applications and the processes of other applications.

1.26     “Sales Agent” shall mean an entity who obtains a license to the PSC Deployment Software and Implementation Development Software as embedded in or integrated with the Application Bundle from QAD, solely for the express purpose of marketing the Application Bundle to an End User or a prospective End User pursuant to Section 3 of this Agreement. A list of Sales Agents in effect as of the Effective Date is set forth in Exhibit E attached hereto and incorporated herein. QAD will promptly inform PSC whenever a Sales Agent is added or terminated, and will update the list in Exhibit E on an annual basis.

1.27     “Service Alliance Partner” shall mean an entity that has entered into an agreement with QAD to provide the following services:

(1)         the provision of training to End Users in the use of the Application Bundle;

(2)         the provision of technical information and advice to the End Users on the use of the Application Bundle;

(3)         installation of the Application Bundle;

(4)         project management and consultancy services in relation to the Implementation and the use of the Application Bundle;

(5)         support and maintenance of the Application Bundle; and

(6)         customization of the Application Bundle.

1.28     “Site” shall mean the physical location(s) where an Application Bundle or Covered Application is installed for use by an End User.

1.29    “Technology Alliance Evaluator” shall mean an entity, whether referred to by QAD as a Technology Evaluator or otherwise, who: (a) obtains access to the Deployment Software and Integration Development Software as embedded in the Application Bundle from QAD, solely for the express purpose of evaluating the Application Bundle pursuant to Section 3.1 of this Agreement and (b) pursuant to a written agreement executed between such party and QAD (“Evaluators’ Agreement”) which: (i) identifies the limited sublicense Technology Alliance Evaluator is permitted to use pursuant to this Agreement between PSC and QAD; and (ii) contains terms which are as protective of PSC and PSC Software as the terms set forth herein. A list of Technology Alliance Evaluators in effect as of the Effective Date is set forth in Exhibit E attached hereto and incorporated herein. QAD will promptly inform PSC whenever a Technology Evaluator is added or terminated, and will update the list in Exhibit E on an annual basis.

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1.30     “Term End User” shall mean a third party (not a Partner) that is sublicensed by QAD or its Partner on a subscription fee basis, pursuant to Section 3.1 or, if applicable, Section 3.2, to use an Application Bundle for a limited period of time, not to be granted so as to extend beyond any applicable transition period as specifically provided in Section 16, except as otherwise agreed in writing between the Parties, for the Term End User’s customary internal business purposes, in accordance with an End User License Agreement, and not for redistribution.

1.31     “Updates” shall mean enhancements, bug fixes, updates and upgrades made commercially available by PSC and provided to QAD.

1.32     “Update Process” shall mean the process (as described in Section 19) by which QAD may add additional Covered Application, Application Bundles and PSC Software to Exhibit A and to this Agreement upon notice to PSC by QAD which notice will be combined by QAD on an annual basis in the form of an update to the applicable list in such exhibit. The addition of any and all third-party products and/or any non-PAP QAD software is specifically excluded from the Update Process, and any such products may be added to Exhibit A and to this Agreement only with PSC’s prior written consent.

2.0      Delivery.

2.1       Distribution Products via Gold Master. Upon execution of this Agreement PSC will provide to QAD a master copy (“Gold Master”) of the PSC Software listed in Exhibit A, including any associated Documentation as available in electronic format (“Distribution Products”). PSC hereby grants to QAD the right to make copies of Distribution Products solely from the Gold Master for distribution at each of QAD’s distribution sites listed in Exhibit H solely for purposes of exercising its rights under this Agreement. QAD will keep the Master Copy in a secure location and will use commercially reasonable efforts to prevent unauthorized access to the Gold Master including access by any party other than QAD, including without limitation Partners. All copies of Distribution Products made by QAD shall contain all of the copyright and other proprietary rights notices contained on the Gold Master. QAD shall not modify or delete any copyright or other proprietary rights notice(s) contained on the Gold Master.

2.1.1     In the event the Parties amend by written agreement Exhibit A so as to delete any of the PSC Software listed in Exhibit A (“Deletion Amendment”) then QAD will, upon the effective date of such Deletion Amendment, cease making and/or distributing copies of the deleted Distribution Products and destroy all Gold Master copies of each such deleted Distribution Products in QAD’s possession. At a reasonable time following the effective date of such Deletion Amendment QAD will provide PSC with written certification that it has destroyed all such Gold Master copies and no additional copies will be made. In the event that PSC issues a new or replacement version for an existing Distribution Product, QAD will substitute the new or replacement version and will return to PSC or destroy all Gold Master copies of the prior version in QAD’s possession, except to the extent a Gold Master is needed to fulfill any of QAD’s other obligations under this Agreement.

2.1.2      If QAD is in breach of any material provision of this Agreement, PSC may terminate QAD’s right to use a Gold Master by providing ninety (90) days advance written notice to QAD (“Deletion Notice”). Upon the effective date of any such termination, QAD shall cease making and/or distributing copies of the Distribution Products and shall destroy all Gold Master copies of each such Distribution Product in QAD’s possession, except to the extent a Gold Master is required to fulfill QAD’s other obligations under this Agreement. In such event, PSC shall immediately resume shipment of the PSC Software as PSC did before the Effective Date to avoid any interruption in fulfilling QAD orders. Within ten (10) days following the effective date of such termination QAD must provide PSC with written certification that it has destroyed all such Gold Master copies and no additional copies will be made.

2.1.3     In the event QAD is in possession of a master copy of PSC Software not listed on Exhibit A from which additional copies may be made, QAD agrees to immediately destroy any such Gold Master and agrees that no additional copies will be made therefrom.

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2.2      Order Submission and Processing. QAD shall provide a Purchase Order for each PSC royalty-bearing End User transaction pursuant to this Agreement, as follows:

2.2.1     An order shall be submitted by QAD to PSC via email or other method deemed acceptable by the Parties. For each PSC royalty bearing End User transaction, which transaction shall consist of, but not limited to, any of the following: a sublicense of an Application Bundle, a sublicense of a Covered Application, an Indirect Use license, and/or for Maintenance. For each license and/or Maintenance transaction, the order shall include the following information: whether the software, if any, will be delivered by QAD pursuant to its Gold Master rights set forth in Section 2.1 herein, the End User name and address, the QAD licensing model, the list price of the Application Bundle or other Covered Application, the number of users, maintenance term, PSC serial number, Net License Fee for the license, total maintenance fee, any Indirect Use fees, the product and maintenance royalties due to PSC, and identification of the method by which the PSC Software will or has been delivered to the End User. Such sales order shall be due to PSC contemporaneous with the time when QAD fulfils an order placed by the End User.

2.2.2     Upon receipt of a purchase order, PSC shall use commercially reasonable efforts to process the order within 24 business hours from receipt and shall issue the required control codes via email. PSC agrees that, with respect to orders placed by QAD through PSC in Bedford, MA, on the last business day of each of QAD’s fiscal quarters (as of the Effective Date - April 30, July 31, October 31, and January 31), PSC shall use commercially reasonable efforts to process those orders and provide control codes to QAD prior to midnight Eastern Standard Time on that date. QAD shall be responsible for delivering the control codes to its End Users and for tracking the appropriate control codes by End User in their database. PSC agrees to work with QAD during the term of this Agreement to further refine the delivery process.

2.2.3     QAD may distribute Distribution Product only on hard media, or by means of ESD as set forth herein. QAD represents and warrants that each Distribution Product will be faithfully copied from the Gold Master and via any ESD and will not be modified in any manner and will otherwise comply with the requirements of this Agreement.

2.2.4     Notwithstanding anything in this Agreement to the contrary, each Gold Master shall be considered the Proprietary Material of PSC pursuant to Section 9.

2.3      Ceasing Distribution. Except as permitted in Section 16, in the event this Agreement is terminated for any reason, QAD shall immediately cease making and/or distributing any copies of the Distribution Products and shall destroy all Gold Master copies and any means of ESD with regard to each such Distribution Product in QAD’s possession, expect to the extent a Gold Master is required to fulfill QAD’s other obligations under this Agreement.

2.4       Implementation of Delivery. The implementation of the shipment of the PSC Software by QAD is at QAD’s sole discretion.

3.0      License Grant.

3.1       License Grant to QAD. Subject to the terms of this Agreement, during the term of this Agreement, PSC hereby grants to QAD and QAD hereby accepts, a non-exclusive, non-transferable, limited license to:

a. copy and distribute the Deployment Software and the Implementation Development Software as a component of the Application Bundle, in object code form only, to an End User under the terms of an End User License Agreement as set forth in Section 3.3, and in accordance with the terms of this Agreement;

b. allow Indirect Use of the Deployment Software to End Users so that data generated with the Application Bundle may be accessed in accordance with the terms of an End User License Agreement as set forth in Section 3.3, and in accordance with the terms of this Agreement, including but not limited to Exhibit G;

c. copy and distribute the Deployment Software as a component of the Application Bundle, in object code form only, to a Partner, End User, or prospective End User solely for the express limited purpose of evaluating the Application Bundle capabilities, at no charge for a limited time only and under the terms of an End User License Agreement and in accordance with the terms of this Agreement (“Evaluation License”), provided that (i) each Temporary Evaluation License shall be for a period not to exceed one hundred and twenty (120) days which period may extended on a one-time basis for an additional thirty (30) days if QAD determines that such extension is appropriate; and (ii) each Temporary Evaluation License shall be restricted to use of the license for the sole purpose of testing the Application Bundle capabilities only. Upon expiration of the evaluation period, such Temporary Evaluation License shall terminate and the evaluation process cannot be repeated with that Partner, End User, or prospective End User in such a way that it circumvents this evaluation process;

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d. operate the Deployment Software, as a component of the Application Bundle, solely for the purpose of demonstrating the operation and capabilities of the Application Bundle to prospective customers and Partners;

e. use the Development Software and PSDN to (i) develop the Application Bundle; (ii) provide Implementation of the Application Bundle for End Users; and (iii) provide technical support and maintenance services to End Users and Partners related to the Application Bundle; and

f. use the trademarks, service marks, logos and other indicia of source identity in the form provided by PSC (“PSC Trademarks”) solely in connection with marketing the PSC Software. QAD shall use the PSC Trademarks only in accordance with PSC’s then current trademark usage policies in effect from time to time and which are subject to change at the discretion of PSC. Any use of PSC Trademarks will be subject to the prior review and written approval of PSC. PSC shall make available to QAD each latest version of such usage policies. QAD agrees not to remove or modify any PSC Trademarks service marks, logos and other indicia of source identity from the PSC Software. All use of PSC Trademarks shall inure to the benefit of PSC.

g. copy and distribute the Deployment Software as a component of the Application Bundle, in object code form only, to Technology Alliance Evaluators, solely for the express limited purpose of testing the Application Bundle capabilities, at no charge for a limited time only and under the terms of an End User License Agreement and in accordance with the terms of this Agreement (“Technology Alliance Evaluators’ Evaluation License”), provided that (i) each Technology Alliance Evaluators’ Evaluation License shall be for a period not to exceed one hundred and twenty (120) days which period may extended on a one-time basis for an additional thirty (30) days if QAD determines that such extension is appropriate; and (ii) each Technology Alliance Evaluators’ Evaluation license shall be restricted to use of the license for the sole purpose of testing and the Application Bundle capabilities only. Upon expiration of the evaluation period, such Temporary Evaluation License shall terminate and the evaluation process cannot be repeated with that Technology Alliance Evaluator in such a way that it circumvents this evaluation process.

3.2      Sublicense Rights Granted to QAD. Subject to the terms of this Agreement, during the term of this Agreement, PSC hereby grants to QAD and QAD hereby accepts, a non-exclusive, non-transferable, limited license to grant the following non-exclusive, non-transferable, terminable, limited rights to Partners, only so long as this Agreement is valid and provided that QAD enters into a mutually-executed written agreement with that Partner that: (a) contains terms and conditions sufficient to allow QAD to satisfy all of its obligations hereunder, and (b) contains all of the same limitations and restrictions on distribution of the PSC Software as set forth herein (including Section 11.3):

a. sublicense and distribute the Deployment Software and the Implementation Development Software solely as a component of the Application Bundle, in object code form only, to End Users under the terms of an End User License Agreement as set forth in Section 3.3, and in accordance with the terms of this Agreement;

b. allow Indirect Use of the Deployment Software as a component of the Application Bundle, by an End User under the terms of an End User License Agreement as set forth in Section 3.3, and in accordance with the terms of this Agreement, including but not limited to Exhibit G;

c. sublicense and distribute the Deployment Software solely as a component of the Application Bundle, in object code form only, to End Users or prospective customers, solely for the express limited purpose of evaluating the Application Bundle capabilities, at no charge for a limited time only and under the terms of an End User License Agreement and in accordance with the terms of this Agreement (“Temporary Evaluation License”), provided that (1) each Temporary Evaluation License shall be for a period not to exceed one hundred and twenty (120) days; and (2) each Temporary Evaluation License shall be restricted to use of the license for the sole purpose of testing and demonstrating the Application Bundle capabilities only. Upon expiration of the evaluation period, such Temporary Evaluation License shall terminate and the evaluation process cannot be repeated with that Partner, End User, or prospective customer in such a way that it circumvents this evaluation process;

d. use the Deployment Software solely for the express purpose of demonstrating the operation and capabilities of the Application Bundle to prospective customers;

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e. use the Implementation Development Software to (1) perform Implementation of the Application Bundle for End Users; and (2) provide technical support and maintenance services to other Partners and to End Users licensed by Partner in accordance with the End User License Agreement; and

f. use the trademarks, service marks, logos and other indicia of source identity in the form provided by PSC (“PSC Trademarks”) solely in connection with marketing the PSC Software. QAD shall use the PSC Trademarks only in accordance with PSC’s then current trademark usage policies in effect from time to time and which are subject to change at the discretion of PSC. Any use of PSC Trademarks will be subject to the prior review and written approval of PSC. PSC shall make available to QAD each latest version of such usage policies. QAD agrees not to remove or modify any PSC Trademarks service marks, logos and other indicia of source identity from the PSC Software. All use of PSC Trademarks shall inure to the benefit of PSC.

3.3      End User License Agreement. For each Application Bundle that QAD or a Partner distributes to an End User, QAD or Partner shall enter into an End User License Agreement with the End User subject to the applicable QAD Licensing Model. The End User License Agreement shall be in writing or acknowledged by the End User in an electronic format. The End User License Agreement must include (in substantial form) all of the limitations, rights and protections afforded to PSC and PSC’s licensors as those contained in the then current PSC End User License Agreement for the product, a copy of which is attached as Exhibit B-1, and such other license limitations, rights and protections as required by the terms of this Agreement, including in sections 3, 4 and 19 herein, and Exhibits K and L hereto. Exhibit B-1 may be updated from time to time at PSC’s reasonable discretion, upon notice to QAD. In addition to all of the limitations, rights and protections afforded to PSC and PSC’s licensors in Exhibit B-1, the following specific limitations/exceptions must also be included (in substantial form) in the appropriate End User License Agreement:

a.

End User’s license to use the Deployment Software is limited to the use of the Deployment Software to no greater an extent than that properly licensed by QAD to use the Covered Application and solely in conjunction with such Covered Application and the applicable QAD Licensing Model, under which the End User acquired the underlying Deployment Software license;

b.

End User’s license to use the Implementation Development Software is limited to a single named user license per specified Site and is solely for the express purpose of Implementation of the Application Bundle with which it is bundled, and not for any other development, including, but not limited to, development that: (a) creates additional functionality not related to the Application Bundle; or (b) creates a new Business Purpose;

c.

PSC shall be considered an intended beneficiary under the QAD End User Agreement, and PSC shall have the right to enforce the provisions of the agreement pertaining to limitations on End User’s use of the PSC software if QAD fails to enforce any of PSC’s rights as provided for in this Agreement;

d.

In granting a Term End User the right to use the Deployment Software for a specific period of time, QAD and Partner shall limit the term of such license to no longer than three (3) years terms, unless the Parties agree in writing to modify such term;

e.

In the event that an End User desires to modify the Application Bundle, if such modification creates an application or other enhancement that: (a) creates additional functionality not related to the Application Bundle; or (b) creates a new Business Purpose, then the End User shall be required to acquire the applicable additional PSC stand-alone Development Software and separate Deployment Software licenses;

f.	With regard to the addition of any PSC Software in the Deployment section of Exhibit A hereof, additional required license limitations and other terms for each of those additional products may be included in Exhibit B-2 as provided in Section 19.

3.4        Third Party Products. If PSC includes additional third party products in the PSC Software, PSC may reasonably revise Exhibit B-1 and shall deliver the revised Exhibit B-1 to QAD. Upon receipt of a revised Exhibit B-1, QAD agrees to update its End User License Agreement to include (in substantial form) any such additional license requirements prior to shipping the Application Bundle version that includes a Deployment Software. Such revised Exhibit B-1 shall only apply to Deployment Software licensed after receipt of the revised Exhibit B-1. Notwithstanding the foregoing, QAD and PSC shall, on an annual basis, review Exhibit B-1 to ensure that the PSC’s third party vendor requirements are updated properly.

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3.5      Breach by Partner, Technology Alliance Evaluator or End User. If a material breach of any Partner Agreement, Evaluator Agreement or End User License Agreement or if any other material unlicensed use occurs of which QAD is aware, and such violation is not cured within sixty (60) days of notice from QAD, then QAD shall notify PSC in writing of the breach and if the breach is not remedied within a commercially reasonable period, which shall not be more than ninety (90) days thereafter, then QAD shall (unless QAD has a reasonable basis for not doing so) terminate the applicable agreement and notify PSC of such termination. In the event that any Partner, Technology Alliance Evaluator or End User ceases to be entitled to the use or possession of the PSC Software for any reason, QAD shall take immediate action and use commercially reasonable efforts to ensure that all Proprietary Material, including without limitation, copies of the PSC Software and Documentation are completely removed from the premises of such Partner, Technology Alliance Evaluator, or End User or are certified to be destroyed by QAD. In the event that QAD fails to take commercially reasonable action against its Partner, Technology Alliance Evaluator, or End User in breach of a sublicense, or if QAD is unsuccessful in securing the removal or destruction of the Proprietary Material from the premises of such party, or otherwise fails to do so in a timely manner, then QAD shall reasonably cooperate with PSC, at PSC’s expense where appropriate, in any proceeding against any Partner, Technology Alliance Evaluator, or End User alleging a breach of a license or sublicense. Should PSC have reason to believe that a Partner, Technology Alliance Evaluator, or End User is in violation of PSC’s intellectual property rights, QAD shall reasonably cooperate with PSC to investigate the matter and, to the extent warranted, enforce PSC’s intellectual property rights (which actions may include sending notice of breach and terminating the applicable contracts and license rights).

3.6      QAD Licensing Models. QAD is free to market and distribute the Application Bundles to end users, directly or through Partners, under any licensing, distribution, pricing or discounting model of QAD’s choosing, provided, however, that neither QAD nor any Partner may market or distribute the Application Bundles on a services bureau or application service provider basis. QAD and Partners may distribute PSC Software separately from an Application Bundle only to End Users who need to increase their license count as part of a previous deployment of an Application Bundle.

3.7       Reservation of Rights. The PSC Software is licensed, not sold, PSC reserves all rights not expressly granted by this Section 3.

4.0      Limitations of License Grant.

4.1       PSC reserves the right in its sole discretion to increase or decrease the number of authorized resellers, distributors, systems integrators and/or other third party resellers of the PSC Software, and to distribute the PSC software or provide services using its own personnel, independent sales representative, or via any other channel.

4.2       QAD and its Partners may not distribute or sublicense the PSC Software on a stand-alone basis, except as specifically provided by Section 4.3 herein, or for any use other than as a component of the Application Bundle and solely to support operation of that Application Bundle and will ensure (by executing the End User License Agreement) that End Users are fully aware of this license grant and limitations, with the sole exception set forth in. Section 4.3 herein. The licenses granted herein do not include the right to disassemble, decompile, reverse engineer to the extent permitted by law or to modify, enhance, translate or create any works derivative of the PSC Software other than the Application Bundle or to permit any other person to have access to the PSC Software by means of timesharing, hosting, application service provider, remote computing services, networking, batch processing or any means other than sublicensing the Application Bundle, except as specifically set forth herein.

4.3       Notwithstanding the foregoing, with respect only to existing QAD customers who purchased the PSC Software on a stand-alone basis (“BAU Basis”) prior to the Effective Date pursuant to the terms of an earlier agreement between PSC and QAD (“BAU Customers”),  QAD may continue to license the PSC Software to BAU Customers on a BAU Basis (“BAU License”), but must pay royalties with regard to any transaction that involves an incremental sale, a user increase, an upgrade, or any other product addition pursuant to which QAD receives revenue based on the same royalties as provided for in Exhibit C.

BAU Licenses may be converted from a BAU charged basis to a POA Basis (as defined in Section 6.2 herein) (“POA Conversion”) and licensed pursuant to the terms and business objectives of this Agreement at QAD’s discretion including the limitation that the PSC Software may only be used on an application specific basis, with QAD using its best commercially reasonable efforts at least to maintain the resulting royalties to PSC, as compared to revenues to PSC which reasonably could have been expected had such customers continued to purchase PSC software on a BAU Basis. QAD will notify the End User involved in any such POA Conversion that such products must be used only as part of the Application Bundles as identified in Exhibit A, and will ensure that such End User’s use of such software is subject to the appropriate license terms.

4.4       Except as specifically provided herein, QAD may not pledge, assign, license, lease, time share or otherwise transfer, in whole or in part, the PSC Software.

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4.5       QAD and its Partners may license the use of PSC Software for the purposes of disaster recovery, and other application failover (on effectively a “warm backup” basis), subject to the following licensing and pricing requirements:

a.

End Users of QAD and its Partners may use PSC Software for Application Failover (which is defined, and further illustrated by way of a graphic drawing, in Exhibit L, figure 1), without the need for additional license fees, so long as: (i) all servers, or other configurations or formats, used for the purpose of application failover are configured so application failover is accomplished only through the use of after-imaging, and are not formatted or configured so that the affected application can execute directly against the related data files as further defined and illustrated in Exhibit L, figure 2; (ii) the license limitation contained in subsection 4.6a(i) is set forth to the End User of such Application Failover configuration so that it is binding on that End User; (iii) at least one license is in place specifically related to each application failover configuration, which license is for record keeping and tracking purposes, and which need not have an accompanying fee;

b.	Previously licensed configurations that meet the requirements for Application Failover as set forth in section 4.6a and Exhibit L, figure 1 hereof also do not require an additional license fee;

c.

Disaster Recovery, as defined in section 1.10 and Exhibit L, figure 2 hereof requires additional licenses equal in number to the greatest user count for the primary configuration for which Disaster Recovery is provided, and is subject to license terms and royalties as agreed to by the Parties.

4.6       The Deployment Software and the Implementation Development Software may only be licensed for use with the Covered Application with which it is bundled as set forth in Exhibit A. QAD acknowledges and agrees that should a Partner, End User or any other party desire to modify or create customization of the Application Bundle beyond the level of Implementation, the Partner, End User or other party must license the appropriate Development Software and Deployment Software directly from PSC or Application Bundle from QAD or its Partner.

5.0       Support and Maintenance.

5.1       Deployment Software Maintenance. So long as QAD pays to PSC the Application Bundle Maintenance Fee Royalties and Term End User Subscription Fee Royalties provided in Exhibit C, PSC will, during the period when QAD has an obligation to provide technical support and maintenance to End Users under the term of this Agreement, provide QAD with the technical support and maintenance, including Updates, that PSC makes generally available to its Deployment Software customers as described in the PSC Software Policy Guide (a copy of this guide in effect as of the Effective Date is attached hereto as Exhibit I) current at the time support and maintenance is provided by PSC. QAD will provide first line support to End Users. PSC will promptly provide QAD with any updated version of such guide, upon written request by QAD. PSC shall only provide second line support to End Users pursuant to PSC’s standard support policies current at the time support is requested.

5.2       Development Software Maintenance. PSC will provide QAD with the technical support and maintenance as specified in Exhibit C, pursuant to PSC’s standard policies as described in PSC’s Worldwide Products, Policies and Configurations Guide current at the time support is provided by PSC.

5.3       General Maintenance Terms.

a.  PSC may from time to time, and in its sole discretion, release a new Current Release and will provide QAD with notice of such update consistent with PSC then current update notice policy. PSC may cease to provide Updates or otherwise maintain or service the prior version of a Current Release according to PSC’s software support and product lifecycle policies current at the time the new Current Release is provided.

b.  PSC reserves the right to effect changes to or discontinue the sale of the PSC Software licenses in accordance with PSC’s product lifecycle policies, which may be amended from time to time without incurring any liability to QAD except that PSC shall maintain or service and/or provide a closely related successor version to a Current Release for no less than three (3) years from the date of release.

c.  In the event that PSC performs on site support or maintenance services, at QAD’s request, and determines that the PSC Software is functioning as described in the Documentation or that the reported error or defect was the result of hardware failure, operating system defect, misuse of the PSC software, modification of the PSC Software by PSC, its Partners or a third party other factors beyond PSC’s control, QAD shall reimburse PSC for time expended at PSC’s then current rate of professional services and all out of pocket expenses, unless agreed to otherwise in writing in advance.

d.  PSC reserves the right to suspend technical support and maintenance to QAD, its Partners, or its End Users in the event that QAD: (i) fails to make any payment as provided herein which is not part of a bona fide dispute or fails to meet reasonable credit or financial requirements as established by PSC; or (ii) otherwise materially breaches this Agreement and fails to cure as set forth in Section 15.

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6.0      Pricing/Fees/Royalties.

6.1       QAD Pricing.

a.   QAD will, in its sole discretion, establish and maintain a product price schedule setting forth the license and maintenance fees for the Application Bundles and Covered Applications. Upon PSC’s request from time to time, QAD shall provide PSC with copies of the price schedule.

b.   QAD shall not change its pricing, licensing or distribution structure for the effective purpose of materially reducing the royalties contemplated under this Agreement as of the Effective Date.

c.   In light of Section 6.1.b above, and recognizing that PSC does not have control over QAD’s pricing, discounting and distribution strategy for the Application Bundles and as both parties recognize that PSC needs an appropriate method for addressing a drop-off in the royalties it receives from QAD should such event occur, QAD agrees to pay to PSC the minimum royalties for the applicable years as set forth in Exhibit C, Table 2. Such minimum royalties shall be payable only with respect to an entire QAD Fiscal Year. In the event either party gives notice of termination of this Agreement to the other party for any reason, then QAD shall have no obligation to pay a minimum royalty with respect to the then current QAD Fiscal Year or any subsequent year. In the event QAD is required to pay a minimum royalty in accordance with this Section 6.1(c), then (i) QAD shall thereafter have no obligation to pay any minimum royalty in the future; and (ii) QAD and PSC will promptly conduct a business review between senior executives of both companies and the royalties due PSC may be restructured as mutually agreed by the parties.

6.2       License Fee Royalties.

a. Net License Fee Royalties. QAD shall pay PSC a royalty equal to a percentage of the Net License Fees (which includes by definition herein license, subscription and Indirect Use fees) charged by QAD in accordance with Exhibit C (“POA Basis”).

b. Bundling. QAD agrees that where a competitive situation requires that the license fees be broken out by product in order to make an End User sale, QAD may break out the component license fees, but in such a situation QAD must publish the then-current PSC List Price and the then-current QAD List Price and may not apply a discount to the PSC components greater than the discount applied to the Application Bundle.

6.3       Application Bundle Maintenance Fee Royalties.

a. Application Bundle Maintenance. QAD is permitted to provide Maintenance for Deployment or Implementation Development Software only to validly licensed End Users and Partners. If QAD provides such maintenance, QAD shall pay PSC Application Bundle Maintenance Fee Royalties as a percentage of net Application Bundle Maintenance Fees in accordance with Exhibit C.

b. Reinstatement of Maintenance. The Application Bundle Maintenance Fee for renewal maintenance for End Users and Partners who have allowed their maintenance to lapse shall be subject to the terms and conditions of QAD’s maintenance renewal policy current as of the date that reinstatement of maintenance services is requested. QAD is responsible for reporting and paying for any additional royalties or fees due to PSC, resulting from any fees that it receives as a result of the maintenance renewal.

c. Bundling. QAD agrees that where a competitive situation requires that the maintenance fees be broken out by product in order to make an End User sale, QAD may break out the component maintenance fees, but in such a situation QAD must publish the then-current PSC List Price and the then-current QAD List Price and may not apply a discount to the PSC components greater than the discount applied to the Application Bundle.

7.0       Payment.

7.1       Unless otherwise specified in Exhibit C, payments hereunder will be in U.S. Dollars. QAD shall pay to PSC the related fees and royalties in accordance with Exhibit C, which shall be due to PSC forty-five (45) days net. QAD shall include with its monthly report as described in Section 8 herein payment of all fees and royalties owing for the previous month being reported.

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7.2      PSC reserves the right to impose a late payment charge of one (1%) more than the prime rate as published by the Wall Street Journal, or other similar financial publication, per month, or the maximum rate allowed by law, for each month that a payment is late which is not subject to a bona fide dispute, including the month in which the payment was due and not paid. QAD shall also pay PSC’s cost of collecting any amounts that are overdue, including, but not limited to, reasonable collection and reasonable attorneys’ fees.

7.3      QAD will pay or reimburse all federal, state and local taxes (exclusive of taxes on PSC’s net income), duties and assessments arising in connection with QAD’s sale or distribution of the Application Bundle or furnish PSC with an exemption certificate. If the exemption certificate is challenged or held invalid by any taxing authority then QAD agrees to pay all resulting expenses (including reasonable attorney’s fees and costs), fines and penalties provided that PSC provides prompt written notice of such dispute to QAD. If QAD is required to deduct withholding taxes on payments to PSC, then QAD will supply PSC with the original tax receipt or a certified or authenticated copy.

8.0       Reporting/Right to Audit.

8.1      QAD shall keep and promptly provide PSC upon request QAD’s records of the distribution of the PSC Software. At a minimum, these records shall include the information required in Exhibit D. QAD shall keep such information for a period of no less than seven (7) years and, specifically with regard to records showing customer licensing for an indefinite period but in any event for no less than seven (7) years after the termination of this Agreement, and PSC shall have the right to audit such records for the same time periods (as provided in Section 8.4 below).

8.2      Beginning upon QAD's first End User shipment of an Application Bundle, on a monthly basis, QAD will report to PSC, on a royalty report substantially similar to that attached hereto as Exhibit D, the full details of users and invoicing of copies of royalty bearing license sales of Application Bundles and Covered Applications as well as maintenance thereof, distributed by QAD during such month, and the aggregate fees owing thereon.

8.3      Within sixty (60) days of the Effective Date of this Agreement, QAD and PSC shall determine a mutually agreeable royalty forecasting process for each major region in the Licensed Territory.

8.4      PSC shall have the right to audit the records of QAD related to QAD’s payment obligations hereunder and to ensure compliance with the terms of this Agreement, on reasonable terms and upon reasonable written notice but no more frequently than once a year. Audits by PSC may be conducted by PSC personnel or by an independent third party auditor appointed by PSC. The cost of such audits shall be at the expense of the party doing the audit. QAD shall grant PSC and/or an independent third party auditor appointed by PSC reasonable access to its personnel, records and facilities for such purpose. All audits shall be conducted during normal business hours with reasonable advance written notice. All such records shall be treated as Confidential Information of QAD. In the event any such audit discloses any material breach of the terms of this Agreement by QAD or its employees or agents, QAD shall, in addition to such other rights and remedies as may be available to PSC as the result of such breach, pay to PSC the reasonable cost of such audit and reasonable costs and expense required to collect any underpaid amounts, if any, including, but not limited to, reasonable attorneys’ fees, incurred in connection therewith.

8.5      Should QAD audit any End User or Partner, QAD will, upon request, provide PSC with a reasonable accounting of the audit information obtained during such audit related to PSC Software.  QAD agrees that should PSC reasonably believe that a Partner or End User is in violation of PSC’s intellectual property rights, and PSC requests that QAD conduct an audit of such Partner or End User, then QAD shall (unless QAD has a reasonable basis for not doing so) promptly conduct such an audit per QAD’s standard procedure and scope.

The parties recognize that preservation of QAD’s positive and undisturbed customer and partner relationships are of considerable importance to QAD and that, as such, all audits of End Users and Partners would, in the ordinary course, be performed by QAD. Nevertheless, the foregoing does not eliminate PSC’s right to conduct an audit of a Partner or End User directly, such right to be exercised when PSC reasonably believes that such an audit is required to protect PSC’s intellectual property (for example, if QAD’s audit process is inadequate for this purpose). When PSC conducts such an audit, PSC will use reasonable efforts to provide prior notice to QAD and reasonably cooperate with QAD in minimizing confusion and disruption to customer as long as doing so will not compromise PSC’s ability to protect its intellectual property.

9.0      Proprietary Rights.

9.1     PSC and its licensors retain any and all right, title and interest in and to the PSC Software and Documentation and any modifications, enhancements, translations, localizations, or other derivative works thereof (“Proprietary Material”). Except for the license rights expressly granted herein, this Agreement grants no additional express or implied license, right or interest in any copyright, patent, trade secret, trademark, invention or other intellectual property right of PSC. QAD receives no rights to and will not, except as expressly permitted herein, sell, assign, lease, market, transfer, encumber or create any lien or security interest on PSC Software or Documentation, nor will QAD take any action that would cause any PSC Software or Documentation to be placed in the public domain. QAD will not remove or destroy and will take commercially reasonable steps to prevent the removal or destruction of, any PSC or third party copyright, trade secret or other proprietary rights notice from any PSC Software or Documentation.

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9.2      If, notwithstanding the provisions of Section 9.1 above, ownership of all right, title and interest in and to any modifications, enhancements, translations, or derivative works of the PSC Software or Documentation, or any portion thereof, is not deemed to vest exclusively in PSC, then QAD agrees to assign and, upon the creation thereof, automatically assigns to PSC all right, title and interest in and to any such modifications, enhancements, translations, or derivative works, and PSC shall have the right to register evidence of such ownership exclusively in its own name. Reasonable fees connected therewith (excluding attorneys’ fees and costs, and excluding any fees for time expended by QAD employees) will be paid by PSC.

9.3      QAD shall have the right to use, reproduce, distribute and modify (at QAD’s sole expense) the Documentation for the Deployment Software for distribution with the PSC Deployment Software and in accordance with the terms and conditions of this Agreement. Upon written notice to PSC, QAD may, directly or indirectly, translate (at QAD’s sole expense) the Documentation and PSC End User License Agreement from English to any other language. PSC shall retain ownership and the copyright to such modifications and/or translations produced by QAD. QAD shall promptly furnish PSC with a copy of each translation or modification of the Documentation and PSC End User License Agreement, along with the translator’s name and address, and PSC will reimburse QAD for a prorated portion of the cost of the translation only if PSC uses such translation in a transaction not involving QAD. QAD shall promptly correct all errors, omissions or other deficiencies in translated or modified Documentation and the PSC End User License Agreement, and shall assume all risks related to such translations or modifications not approved in writing by PSC.

10.0    Warranty.

10.1    PSC warrants that it has the right to grant the licenses being granted in the Agreement. PSC warrants to QAD, for a period of ninety (90) days from the initial date of shipment of the Deployment Software to End User, or for one (1) year if the End User pays for maintenance, that the Deployment Software in the form provided to QAD by PSC will function substantially in accordance with the applicable Documentation in all material respects (“Warranty Period”). QAD will notify PSC in writing within the Warranty Period if the PSC Software does not conform to the warranty specified herein. PSC does not warrant that the PSC Software is free from error or that the PSC Software will run in an uninterrupted fashion. PSC does not warrant that all errors are correctable. If PSC, in using reasonable efforts, is not able to correct an error, PSC shall in its sole discretion, either (a) replace the non-conforming PSC Software with conforming software that is functionally equivalent to that which is non conforming; or (b) return the license fee paid by QAD for the applicable copy of the PSC Software, thereby terminating the license granted for such copy. This warranty is subject to the limitations set forth in Section 10.3 below. The foregoing states the sole remedy of QAD and the entire liability of PSC for any breach of the warranty as specified in this Section 10.1. Delivery of any Updates to the PSC Software shall not restart or otherwise affect the Warranty Period for the previously delivered copies.

10.2    PSC warrants that its services will be performed in a workmanlike manner. This warranty shall be valid for ninety (90) days from completion of service. If PSC is unable to perform the services as warranted, QAD shall be entitled to re-performance of services subject only to reasonable travel and living expenses. Re-performance of services shall be QAD's sole remedy in the event of a defect.

10.3    Disclaimer of Certain Warranties; Limitations on Damages.

10.3.1     Disclaimer of Certain Warranties. THE WARRANTIES EXPRESSLY PROVIDED FOR HEREIN ARE MADE BY PSC ONLY AND ARE IN LIEU OF ALL OTHER WARRANTIES, WHETHER STATUTORY, EXPRESS, IMPLIED, ORAL OR WRITTEN, AND PSC EXPRESSLY DISCLAIMS FOR ITSELF AND ITS LICENSORS AND THEIR RESPECTIVE SUPPLIERS ALL OTHER EXPRESS AND IMPLIED WARRANTIES, INCLUDING ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THE ENTIRE RISK AS TO THE SELECTION OF THE PSC SOFTWARE OR MODIFICATIONS MADE BY OR AT THE REQUEST OF QAD IS WITH QAD. PSC DOES NOT WARRANT THAT THE PSC SOFTWARE OR MODIFICATIONS WILL MEET THE REQUIREMENTS OF QAD OR ANY END-USER OR THAT THE OPERATION OF THE PSC SOFTWARE OR MODIFICATIONS WILL BE UNINTERRUPTED OR ERROR FREE.

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10.3.2     Limitation on Certain Kinds of Damages. EXCEPT FOR THE PARTIES’ RESPECTIVE INDEMNIFICATION OBLIGATIONS UNDER SECTION 11 AND THE PARTIES’ RESPECTIVE CONFIDENTIALITY OBLIGATIONS UNDER SECTION 13, TO THE MAXIUMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT WILL EITHER PARTY BE LIABLE FOR SPECIAL, INCIDENTAL, INDIRECT, EXEMPLARY, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS, GOODWILL OR SAVINGS, DOWNTIME, DAMAGE TO OR REPLACEMENT OF PROGRAMS AND DATA) OR OTHER ECONOMIC HARDSHIP ARISING FROM THE USE OR INABILITY TO USE PSC SOFTWARE OR ANY MODIFICATION THEREOF BY QAD, ANY END-USER OR ANY THIRD PARTY OR FROM CLAIMS BASED IN WARRANTY, CONTRACT, TORT, (INCLUDING NEGLIGENCE), STRICT LIABILITY, OR OTHERWISE, EVEN IF PSC OR ITS LICENSORS OR THEIR RESPECTIVE SUPPLIERS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH CLAIM OR DAMAGE.

10.3.3     Limitation on Damage Amount. In the event that a Party is found liable for any damages, for any reason whatsoever hereunder, aside from the Parties’ respective indemnification obligations pursuant to Section 11 and the Parties’ respective confidentiality obligations under Section 13, the Parties hereby expressly agree that the limit of the parties’ respective liability shall not exceed the amounts paid hereunder. There is no liability for licensors of the third party software embedded in the PSC Software.

10.3.4     Agreement of Allocation of Risk. Both Parties understand and agree that the remedies provided herein are exclusive and allocate risk of nonconformity of the PSC Software between the Parties to the extent authorized by applicable law. The financial terms set forth herein reflect this allocation of risk and the limitations on liability, including the exclusion of consequential damages, in this Agreement.

10.4    QAD shall not make or provide to any party any representation regarding PSC Software other than those representations made expressly in the Documentation, or expressly permitted by this Agreement. QAD shall not (and shall take all commercially reasonable measures necessary to insure that its employees and agents, including but not limited to Partners, do not) make or pass through any warranty on behalf of PSC to any End User or other third party.

10.5    Portions of the PSC Software are derived from third-party software and no such third party warrants the PSC Software, assumes any liability regarding the use of the PSC Software, or undertakes to furnish any support or information relating to the PSC Software.

11.0     Indemnification.

11.1    To the maximum extent permitted by applicable law, PSC will indemnify and hold harmless QAD and Partners (“QAD Parties”) against all claims that an unmodified version of the PSC Software infringes a Berne Convention country signatory patent, copyright, trade secret or trademark. and PSC will pay all finally awarded (or as part of a Court-approved settlement) resulting costs, damages and attorney’s fees awarded against the QAD Parties, provided that the QAD Parties notify PSC in writing of any such claim in sufficient time to enable PSC to effectively defend any such claim, PSC has sole control of the defense and all related settlement negotiations and the QAD Parties fully cooperate with PSC, in the defense and all related settlement negotiations. In the event that it is reasonably determined by a court of competent jurisdiction that use of the PSC Software by the QAD Parties is restricted or prohibited by reason of such an infringement, PSC, at its option, may: (a) obtain for the QAD Parties the right to continue using the PSC Software; or (b) modify the PSC Software such that the PSC Software (as modified) becomes non-infringing; or (c) refund to the QAD Parties the unamortized portion (on a five (5) year schedule) of any fee paid for the PSC Software at issue and the unamortized portion (on a one (1) year schedule) of any fee paid for any applicable Maintenance and PSC will thereupon have no further obligations to the QAD Parties to replace or modify the PSC Software or refund any fees paid therefore.

11.2    The provisions of Section 11.1 above shall not apply to any claim arising out of designs, specifications, modifications or enhancements originating with, or requested by QAD, a Partner, any third party acting on QAD’s behalf, or by any End-User, nor shall it apply to the combination of the PSC Software with other equipment or software not supplied by PSC if such infringement or misappropriation would not have occurred but for such combination. This is the sole liability of PSC and the sole remedy for QAD. QAD shall indemnify and hold harmless PSC against all claims that QAD’s, QAD’s Partner’s, or any third party acting on behalf of QAD’s designs, specifications, modifications, translations or combination of the PSC Software with other equipment or software infringes upon or misappropriates any third party intellectual property right.

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11.3    To the maximum extent permitted by applicable law, QAD will indemnify and hold harmless PSC and its officers, directors and employees from and against any and all claims, demands, liabilities, damage, losses, judgments, settlements, costs and expenses (including reasonable attorney’s fees) of any kind whatsoever, arising directly or indirectly out of any action, omission or representation by QAD in material breach of Sections 3, 4, 9, 13, 14 and/or 17. With regard to the Partners, QAD will include in all partner-type agreements (including all agreements that allow for the resale of PSC Software) and any amendments thereto between itself and a Partner which is entered into after the Effective Date, and will include in any amendment or other change entered into after the Effective Date which amendment or change is to a partner-type agreement (including all agreements that allow for the resale of PSC Software) entered into prior to the Effective Date, (i) provisions requiring Partner to comply with the terms of this Agreement; and (ii) the following provision:

You agree that Progress Software Corporation (“PSC”) is a third party beneficiary to this Agreement with regard to those provisions which govern your use, reproduction, or other distribution of PSC software. Such provisions are made expressly for the benefit of PSC and are enforceable by PSC against you, on an indemnified basis, with regard to any action or omission by you in material breach of such provision or provisions that causes harm to PSC, or for which PSC is subject to a claim, demand, or judgment.

12.0    Changes/Availability of PSC Software.

12.1    PSC reserves the right to effect changes to or discontinue the distribution or licensing of any or all PSC Software licenses in accordance with PSC’s product lifecycle policies, which may be amended from time to time, without incurring any liability to QAD. PSC shall provide upon QAD’s request copies of the applicable PSC’s product lifecycle policy in effect at that time.

13.0    Confidential Information.

13.1    For purposes of this Agreement, "Confidential Information" shall mean any information and data of a confidential nature, including but not limited to, proprietary, developmental, technical, marketing, sales, operating, performance, cost, know-how, business and process information, computer programming techniques and all record-bearing media containing or disclosing such information and techniques disclosed pursuant to this Agreement. To be considered Confidential Information hereunder, such information in tangible form shall be clearly marked “Proprietary” or “Confidential” and if provided orally or in other than tangible form, it shall be reduced to tangible form, marked “Confidential”, and transmitted to the receiving party within ten (10) days of the date of disclosure. Notwithstanding the foregoing, any software program, including all source and/or object code and all parts and aspects thereof, disclosed by either party, in whatever form, whether or not marked as confidential, shall be considered Confidential Information.

13.2    All Confidential Information exchanged between the Parties pursuant to this Agreement: (a) shall not be copied or distributed, disclosed, or disseminated in any way or form by the receiving party to anyone except its own employees, who have a reasonable need to know said Confidential Information, or as otherwise permitted in this Agreement; (b) shall be treated by the receiving party with the same degree of care to avoid disclosure to any third party as is used with respect to the receiving party's own information of like importance which is to be kept secret, but with no less than commercially reasonable care; (c) shall not be used by the receiving party for its own purposes or any other purpose except as set forth in this Agreement, without the express written permission of the disclosing party; and (d) shall remain the property of and be returned to the disclosing party (along with all copies thereof) within thirty (30) days of receipt by the receiving party of a written request from the disclosing party setting forth the Confidential Information to be returned or upon termination of this Agreement.

13.3    The restrictive obligations as set forth in Section 13.2 herein shall not apply to the disclosure or use of any Confidential Information which (a) is or hereafter becomes public knowledge through no fault of the receiving party; (b) is known by the receiving party on the date of disclosure and is not subject to any restriction on disclosure; (c) is disclosed to the receiving party by a third party who is not subject to any restriction on disclosure by the disclosing party; or (d) the receiving party can demonstrate was developed by it independently without benefit of, or based on, the disclosures made hereunder.

13.4    Each party acknowledges that in the event of a breach or threat of breach of this Section 13, money damages will not be adequate. Therefore, in addition to any other legal or equitable remedies, the non-breaching party shall be entitled to seek injunctive or similar equitable relief against such breach or threat of breach.

14.0     Export.

QAD hereby acknowledges and agrees that it shall not export or re-export the PSC Software or technical data supplied by PSC, directly or indirectly to any source for use in any country or countries in contravention of any export laws, regulations or decrees of the United States government, including the US Department of Commerce and/or State, which prohibits export or diversion of the PSC Software to certain countries.  QAD shall be solely responsible for identifying and complying with all laws of any jurisdiction outside or within the United States regarding the use of PSC Software and technical data supplied by PSC.  QAD agrees to obtain all licenses, permits or approvals required by any government at QAD’s sole cost and expense related to QAD’s obligations under this Agreement.  QAD’s obligations under this Section 14.0 shall survive termination for any reason whatsoever.

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PSC shall notify QAD if the PSC Software changes so that it is no longer covered under a Technical Software Unrestricted (“TSU”) or an Encryption Retail (“ENC”) license exception. Additionally, upon QAD’s reasonable written request, PSC shall provide QAD the export control classification number (ECCN) for the PSC Software, and copies of the U.S. Department of Commerce Bureau of Industry and Security (BIS) commodity classification for the PSC Software.

15.0    Term and Termination.

15.1    The term of this Agreement shall be as defined in section C of Exhibit C.

15.2    Either PSC or QAD may terminate this Agreement by written notice to the other party upon the occurrence of any of the following events: (a) any voluntary petition in bankruptcy or any petition for similar relief is filed by such other party; (b) any involuntary petition in bankruptcy is filed against such other party and is not dismissed within sixty (60) days from the filing thereof; (c) a receiver is appointed for such other party or any material portion of the property of such party; (d) such other party makes an assignment for the benefit of creditors; (e) such other party admits in writing its inability to meet its debts as they become due; or (f) such other party fails to substantially comply with any material term, condition or covenant contained herein and such party fails to correct such lack of compliance within ninety (90) days after receipt of a written notice of such failure by the non-defaulting party.

15.3    Notwithstanding the provisions of 15.2 herein, if the material breach is a default in payment of any sum due hereunder and QAD fails to cure such default within ninety (90) days after notice thereof, then PSC shall have the right to do any or all of the following: (a) declare this Agreement to be in default whereupon, to the extent permitted by law, all undisputed amounts (provided any amounts not paid are a result of a bona fide dispute between the Parties) payable under this Agreement shall become immediately due and payable; (b) terminate any license rights granted hereunder; (c) proceed by court action to enforce performance and/or recover damages; and /or (d) terminate this Agreement. Any amounts withheld by QAD resulting from a bona fide dispute shall immediately be paid by QAD following resolution of such dispute.

15.4    QAD may terminate this Agreement, without cause upon ninety (90) days written notice PSC.

15.5    PSC may terminate this Agreement without cause upon three (3) years prior written notice to QAD.

15.6    Upon termination, QAD shall promptly return to PSC any and all copies of the PSC Confidential Information, including but not limited to PSC Software, which is in the possession or control of either QAD or its Partners.

16.0    Effect of Termination.

16.1    Except as expressly provided herein, neither PSC nor QAD shall be liable to the other, or to any other party, by virtue of the termination of this Agreement for any reason whatsoever, or by virtue of the cancellation of any orders for the PSC Software that are not delivered as of the effective date of any termination of this Agreement, including, but not limited to, any claim for loss of profits or prospective profits or for anticipated sales of PSC Software.

16.2    All sums owed by QAD to PSC, including all fees, shall become due and payable immediately upon termination of this Agreement. Any amounts withheld by QAD resulting form a bona fide dispute shall immediately be paid by QAD following resolution of such dispute.

16.3    Except as otherwise provided in Section 16.4 herein, within ten (10) business days of termination of this Agreement:

a. With the exception of software which has been properly licensed from PSC to QAD for its internal use for ongoing business purposes, QAD must deliver to PSC all of PSC’s property, including, but not limited to, all software, Gold Masters, Documentation, and any materials containing Confidential Information and/or trade secrets, which is in the possession of QAD or any of its Partners. In addition, QAD must certify in writing that to the best of its knowledge, all copies of such Confidential Information have been returned to PSC or destroyed., except that, with PSC’s prior written consent, QAD may retain one archival copy to be kept in the office of QAD’s general counsel for the sole purpose of identifying QAD’s confidential obligations hereunder; and

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b. With the exception of software which has been properly licensed from QAD to PSC for its internal use for ongoing business purposes, PSC must deliver to QAD all of QAD’s property, including, but not limited to any software, Documentation and any materials containing Confidential Information and/or trade secrets, which is in the possession of PSC. In addition, PSC must certify in writing that to the best of its knowledge, all copies of such Confidential Information have been returned to QAD or destroyed, except that, with QAD’s prior written consent, PSC may retain one archival copy to be kept in the office of PSC’s general counsel for the sole purpose of identifying QAD’s confidential obligations hereunder.

16.4    Upon termination of this Agreement:

a.	QAD shall within thirty (30) days of such event:

(i)     pay to PSC all fees and royalties related to this Agreement; and

(ii)     cooperate with PSC to assign to PSC all QAD End User License Agreements relating to Deployment Software if consented to by the End User. PSC, however, reserves the right to decline the assignment of any or all QAD End User License Agreements;

b.	All Partners shall immediately cease to use and/or access PSC Confidential Information, including but not limited to the PSC Software, whether or not as part of the Application Bundle; and

c.	Partners shall cease to sublicense the PSC Software, including any associated with the Application Bundle.

16.5    Upon termination of this Agreement, those sublicenses of the Deployment Software properly granted by QAD or Partner to a Perpetual End User prior to the effective date of termination shall remain in full force and effect and the continued use by the Perpetual End Users under those sublicenses shall in no way be affected. Sublicenses of the PSC Software properly granted by QAD or Partner to a Term End User prior to termination of the Agreement shall also in no way be affected except that the sublicense shall expire upon the expiration of its term, which shall not be renewed or extended following the termination of this Agreement, except, as PSC may elect at its sole discretion to renew, extend and/or provide maintenance to such End User.

16.6    Licenses of any and all Development Software granted by PSC to QAD and its Partners pursuant to this Agreement shall not survive the termination of this Agreement for any reason.

17.0     Government Sales.

17.1     If the PSC Software is to be sublicensed to a U.S. Government Agency of the Department of Defense, then the sublicense shall be subject to restricted rights on the part of such agency and the following legend shall be included: This product is a "commercial component," as that term is defined in 48 C.F.R. 2.101 (Oct. 2000), consisting of "commercial computer software" and "commercial computer software documentation," as such terms are used in 48 C.F.R. 12.212 (Sept. 1995). Consistent with 48 C.F.R. 12.212 and 48 C.F.R. 227.7202-1 through 227.7202-4 (June 1995), all U.S. Government entities acquire this product only with those rights set forth in the license agreement accompanying this product.

18.0     Publicity/Marketing.

18.1     Both Parties agree to issue a mutually acceptable joint press release no later than thirty (30) days from the Effective Date of this Agreement. This press release will contain appropriate quotes from both Parties’ senior executives. Each party agrees that it will serve as a reference account for the other and will allow the other reasonable access to senior level personnel at the other party for such purposes. Upon the Effective Date of this Agreement, each party may disclose the existence of the relationship to any prospective customers. Each party may post the other party’s logo on the its own website, subject to the other party’s requirements on use of its trademarks.

18.2     Each party shall maintain on its website a link to the other party’s website; provided, however, that the nature of the text and graphics associated with such website links shall be subject to the prior written consent of the other party.

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19.0    Introduction of Additional PSC Software and/or Application Bundles.

19.1    PSC and QAD recognize that new software products may be developed or changes to existing software products may be required by PSC and/or QAD. Nothing shall prevent either party from adding new products to or changing existing products in their respective product offerings. Should QAD desire to add to the list of Application Bundles, Covered Applications, Implementation Development Software, PSC Software, or make other changes to Exhibit A or otherwise with regard to new or existing software products, the Parties agree that the following steps will be followed:

a.

QAD shall notify PSC of such request, which request shall include the following information: (i) the affected Application Bundles and/or PSC Software, (ii) the name(s) and description(s) of the requested additional product(s), (iii) the expected impact on royalty structure, (iv) the expected operational impact, and (v) the date on which QAD would like the change to become effective;

b.	QAD’s request will be promptly addressed by PSC;

c.

In addressing such changes, the Parties agree that the addition of any PSC Software to this Agreement, or any material change in the terms that apply to the sale or other use of such PSC Software by QAD and it’s Partners, must adhere to the principles and guidelines set forth in the Product Framework Design Rules, a copy of which is attached hereto as Exhibit K;

d.

Such changes shall only be valid and become part of this Agreement by mutual agreement, however, such changes cannot be rejected unless such changes: (i) do not adhere to the principles and guidelines set forth in the Product Framework Design Rules; or (ii) would have a materially adverse effect on the other party;

e.

Such changes must be accompanied by appropriate license terms to apply to any new or affected PSC Software, which terms: (i) shall include reasonable and applicable requirements and limitations approved by PSC, including application specific and other limitations, consistent with the principles and guidelines set forth in the Product Framework Design Rules, (ii) which terms shall apply to all usage of such software by QAD and its Partners, and (iii) which terms QAD and its Partners will incorporate into all applicable End User License Agreements;

f.	The license terms described in subsection 19.1(e) will be added to Exhibit B-2 and incorporated herein; and

g.	QAD will provide PSC with a summary of changes to Exhibit A during the previous QAD Fiscal Year within a reasonable time after the beginning of the new QAD Fiscal Year.

19.2    It is the intention of the Parties that PSC provide QAD with access to all PSC technologies during the term of this Agreement, subject to mutual agreement regarding the terms and conditions of licensing and deployment as set forth in section 19.1 above, and including consideration of the impact of third party technologies and fundamental shifts in PSC and QAD’s licensing and distribution models. If the conditions set forth in section 19.1 above are not met with regard to the proposed addition of or change with regard to any PSC Software, such PSC Software may be sold as proposed only subject to a separately agreed upon reseller agreement between the Parties.

20.0    Escrow

20.1    The escrow provision from the June 30, 1995 Master License Agreement, as amended, is incorporated herein.

21.0    General.

21.1     Assignment. QAD may not assign this Agreement, including by way of merger (regardless of whether QAD is the surviving entity), asset transfer, acquisition, or pursuant to bankruptcy proceeding without the prior written consent of PSC, except that QAD may assign this Agreement, which must include agreement to all rights and obligations contained herein, without PSC’s consent, to an entity that is a successor to all or substantially all of QAD’s business, provided: (i) such successor is not a competitor of PSC’s, and (ii) QAD gives prompt written notice of such assignment or transfer to PSC.

21.2     Waiver.      Failure or delay on the part of either party to exercise any right, power, privilege or remedy hereunder shall not constitute a waiver thereof. A waiver of default shall not operate as a waiver of any other default or of the same type of default on future occasions.

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21.3     Notices. All notices and other communications pertaining to this Agreement shall be in writing and shall be deemed to have been given by a party hereto as set forth herein and shall either be: (a) personally delivered; (b) sent via postage prepaid certified mail, return receipt requested; (c) sent by nationally-recognized private express courier; or (d) sent via fax or electronic transmission provided that a confirmation copy is sent via one of the other methods described herein. Notices shall be deemed to have been given on the date of receipt if personally delivered or via fax, or two (2) days after deposit via certified mail or express courier. Either party may change its address for purposes hereof by written notice to the other in accordance with the provision of this section. The addresses for the Parties are as follows:

PSC:

Progress Software Corporation

14 Oak Park

Bedford, MA 01730

Attn: General Counsel

QAD:

10000 Midlantic Drive

Mt. Laurel, NJ 08054

Attn: General Counsel

21.4     Severability. If any portion of this Agreement is held invalid, the Parties agree that such invalidity shall not affect the validity of the remaining portions of this Agreement, and the Parties further agree to substitute for the invalid provision a valid provision that most closely approximates the economic effect and intent of the invalid provision.

21.5     Force Majeure. Except for QAD’s payment obligations herein, neither party will be responsible for failure of performance, other than for an obligation to pay money, due to causes beyond its control, including, without limitation, acts of God or nature; labor disputes; or sovereign acts of any federal, state or foreign government.

21.6     Independent Parties. QAD and PSC acknowledge that neither party is an agent or employee of the other party, and that neither party has any authority to bind the other party to any agreement or obligation.

21.7    Annual Meeting. The Parties agree to meet as necessary, but in no event less than annually, to discuss the following: (i) the software Technology Alliance Evaluators of the other party; (ii) market feedback; (iii) planned architectures; (iv) product roadmaps and schedules; and (v) consulting and training needs.

21.8     Governing Law. The validity of this Agreement and the rights, obligations and relations of the Parties hereunder shall be determined under the substantive laws of the Commonwealth of Massachusetts without regard to principles governing choice of law. The Parties hereby acknowledge and agree that the U.N. Convention on Contracts for the International Sale of Goods shall not apply to this Agreement. Venue for all purposes hereunder shall be in Boston, Massachusetts, and PSC and QAD hereby consent to such jurisdiction and venue.

21.9     Headings. Paragraph headings have been included in this Agreement merely for convenience of reference. They shall not be considered part of, or be used in interpreting, this Agreement.

21.10   Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same Agreement.

21.11   Survival.   The provisions of Sections and subsections 1, 2.3, 3.5, 6.2, 6.3, 7, 8.1, 8.4, 8.5, 9, 10, 11, 12, 13, 14, 15, 16, 17, 21.8, 21.11, 21.12, 21.13 and 21.14 shall survive termination of this Agreement for any reason.

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21.12   Entire Agreement; Alterations and Effect. This Agreement and the Exhibits attached hereto constitute the entire agreement between the Parties with respect to the subject matter hereof and supersedes all previous oral or written: agreements, proposals, negotiations and/or communications between the Parties with respect thereto, including but not limited to the Value Added Reseller Agreement signed by the Parties in March 1993 as amended. The terms of this Agreement may not be waived, deleted, amended or supplemented, except in a writing duly executed by authorized agents of PSC and QAD (“Amending Documents”). The Parties expressly agree that emails, purchase orders, invoices or other operational documents shall not constitute Amending Documents. Notwithstanding the foregoing, any previously validly-issued license shall remain in full force and effect pursuant to its license terms.

21.13   Signature Authority and Validity of Agreement.   PSC and QAD each represent that the individual signing this Agreement on its behalf has the power and authority to enter into this Agreement and that this Agreement constitutes a valid and binding obligation of each party.

21.14   Superseding Terms.   The terms of this Agreement supersede any conflicting provisions in the End User License Agreement attached as Exhibit B-1.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement the day and year first above written.

QAD Inc.:	Progress Software Corporation

By: /s/ Pamela M. Lopker	By: /s/ Diane Arbano

Print: Pamela M. Lopker	Print: Diane Arbano

Title: President	Title: VP Americas

Date: February 28, 2007	Date: February 28, 2007

QAD Ireland Ltd.

By: /s/ Daniel Lender

Print: Daniel Lender

Title: Director

Date: February 28, 2007

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Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Exhibits:

Exhibit A: Software Products

Exhibit B-1: End User License

Exhibit B-2: Additional Required Licensing Terms

Exhibit C: License and Maintenance Fees/Royalties

Exhibit D: Royalty Report

Exhibit E: QAD’s Partners

[Exhibit F omitted]

Exhibit G: Indirect Use

Exhibit H: QAD Distribution Sites

Exhibit I: PSC Policies

Exhibit J: QAD subsidiaries

Exhibit K: Product Framework Design Rules

Exhibit L: Disaster Recovery/Failover Chart

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Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

EXHIBIT A – SOFTWARE PRODUCTS

I.	I. PSC SOFTWARE

PSC Software shall consist of the following products, subject to availability as set forth in PSC’s life cycle policies. The user definitions referenced in the licensing models herein are as defined in PSC’s then current Policy Guide.

A.	Development Software

Development Software shall include the following Progress version 8, 9, OpenEdge release 10 and Sonic products:

1. Progress Version 8 products are limited to the following products and user count:

Progress Version 8 Products	Product Code	License Model	# Users
Progress Development
ProVision	0243	Concurrent User	[***]
4GL Development System	0244	Concurrent User	[***]
WebSpeed Workshop	0268	Concurrent User	[***]
Embedded SQL/C-89	0232	Concurrent User	[***]
Application Debugger	0221	Concurrent User	[***]
Translation Manager	0219	Concurrent User	[***]
Visual Translator	0246	Concurrent User	[***]
Toolkit	0225	Concurrent User	[***]

Progress RDBMS
Enterprise RDBMS	0252	Concurrent User	[***]

Progress DataServer
Oracle DataServer	0256	Concurrent User	[***]

Progress Application Server
AppServer	0274	Concurrent User	[***]
	0283	Agent Bundle	[***]
WebSpeed Enterprise Transaction Server

Webspeed Transaction Server	0270	Agent Bundle	[***]

Progress Client Deployment
Client Networking	0217	Concurrent User	[***]
Query/Results	0248	Concurrent User	[***]
Report Builder	0238	Concurrent User	[***]

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2. Progress Version 9 products are limited to the following products:

Progress Version 9 Products	Product Code	License Model	# Users
Progress Development
OpenEdge Studio	0027	Concurrent User	[***]
ProVision Plus	0299	Concurrent User	[***]
ProVision	0243	Concurrent User	[***]
4GL Development System	0244	Concurrent User	[***]
WebSpeed Workshop	0268	Concurrent User	[***]
Embedded SQL/C-89	0232	Concurrent User	[***]
Application Debugger	0221	Concurrent User	[***]
Translation Manager	0219	Concurrent User	[***]
Visual Translator	0246	Concurrent User	[***]
Toolkit	0225	Concurrent User	[***]
Open Client Toolkit	0303	Concurrent User	[***]

Progress RDBMS
Enterprise RDBMS	0252	Concurrent User	[***]

Progress DataServer
Oracle DataServer	0256	Concurrent User	[***]

Progress Application Server
AppServer Plus	0010 & 0274	Concurrent User	[***]
Secure AppServer Plus	0010 & 0340	Concurrent User	[***]
SonicMQ Adapter	0339	Concurrent User	[***]
Name Server Load Balancer	0314	Machine	[***]
WebSpeed Enterprise Transaction Server	0283	Agent Bundle	[***]
WebSpeed Transaction Server	0270	Agent Bundle	[***]

Progress Client Deployment
Client Networking	0217	Concurrent User	[***]
Query/Results	0248	Concurrent User	[***]
Report Builder	0238	Concurrent User	[***]

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3. OpenEdge release 10 products are limited to the following products:

OpenEdge Release 10 Products	Product Code	License Model	# Users
OpenEdge Development
OpenEdge Architect	0327	Named User	[***]
OpenEdge Studio	0114	Named User	[***]
O4GL Development System	0244	Named User	[***]
Translation Manager	0219	Named User	[***]
Visual Translator	0246	Named User	[***]
WebSpeed Workshop	0268	Named User	[***]

OpenEdge RDBMS
OpenEdge Enterprise RDBMS	0105	Named User	[***]

OpenEdge DataServer
OpenEdge DataServer for Oracle	0106	Named User	[***]
OpenEdge DataServer for MS SQL Srv	0108	Named User	[***]

OpenEdge Application Server
OpenEdge Application Srv Enterprise Edition	0113	Named User	[***]
Name Server Load Balancer	0314	Machine	[***]

OpenEdge Client Deployment
Client Networking	0217	Named User	[***]
Query/Results	0248	Named User	[***]
OpenEdge Architect	0327	Named User	[***]

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4.

Sonic Software products, which may be used by QAD only for QAD’s Internal development purposes and subject to the license terms under which they were originally granted to QAD, are limited to the following products:

Sonic Products Version 5, 6 and 7	Product Code	License Model	# CPU’s
SonicMQ
SonicMQ Remote Site Edition	2487	CPU	[***]
SonicMQ Professional Developer Edition	3117	Named User	[***]
SonicMQ Continuous Availability Edition	2486	Primary CPU	[***]
SonicMQ Enterprise Edition	0043	CPU	[***]
SonicMQ Standard Edition	3204	CPU	[***]

Sonic ESB
Sonic ESB Continuous Availability Suite	3985	Primary CPU	[***]
Sonic ESB Enterprise Suite	2036	CPU	[***]
Sonic ESB Remote Site Suite	3984	CPU	[***]
Sonic ESB Continuous Availability Edition	2488	Primary CPU	[***]
Sonic ESB Enterprise Edition	2034	CPU	[***]

Sonic SOA Suite
Sonic SOA Suite Enterprise Edition	4667	CPU	[***]
Sonic SOA Suite Developer Bundle	4668	Named User	[***]

Sonic XML Server Products
Sonic XML Server Enterprise Edition	1994	CPU	[***]

Sonic Collaboration Server
Sonic Collaboration Server Enterprise Edition	1998	CPU	[***]

Sonic Orchestration Server
Sonic Orchestration Server Deployment Edition	1996	CPU	[***]

Sonic Integration Workbench
Sonic Integration Workbench	1992	Named User	[***]

5.

EasyAsk products are included in this Agreement for development for Covered Applications only, and not for third party applications (i.e. BI module using Cognos). The product is the latest release and 20 named user licenses are included.

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B.	Deployment Software

Deployment Software shall constitute the following products:

1.        Progress version 8 and 9 products are limited to the following products:

Progress Version 8 and 9 Products	Product Code
Progress RDBMS
Enterprise RDBMS	0252

Progress DataServer
Oracle DataServer	0256

Progress Application Server
AppServer Plus	0010 & 0274
Secure AppServer Plus	0010 & 0340
SonicMQ Adapter	0339
Name Server Load Balancer	0314
WebSpeed Enterprise Transaction Server	0283
WebSpeed Transaction Server	0270

Progress Client Deployment
Client Networking	0217
Query/Results	0248
Report Builder	0238

2.        OpenEdge release 10 products are limited to the following products:

OpenEdge Release 10 Products	Product Code
OpenEdge RDBMS
OpenEdge Enterprise RDBMS	0105

OpenEdge DataServer
OpenEdge DataServer for Oracle	0106
OpenEdge DataServer for MS SQL Srv	0108

OpenEdge Application Server
OpenEdge Application Srv Enterprise Edition	0113
Name Server Load Balancer	0314

OpenEdge Client Deployment
Client Networking	0217
Query/Results	0248

3.        Sonic Software products are limited to the following products, subject to the license grant under which they were originally issued:

Sonic Products, versions 5, 6 and 7	Product Code

Sonic ESB
Sonic ESB Enterprise Suite version 6 and 7	2036
Sonic MQ Enterprise version 5, 6, and 7	0043

4.        EasyAsk products are included in the POA for deployment, subject to the applicable limitations.

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C.	Implementation Development Software

Implementation Development Software shall consist of the following products:

1.        Progress version 8 and 9 products are limited to the following products:

Progress Version 8 and 9 Products	Product Code
Progress Development
4GL Development System	0244
ProVision	0243

2.        OpenEdge release 10 products are limited to the following products:

OpenEdge Release 10 Products	Product Code
OpenEdge Development
OpenEdge Studio	0114
4GL Development System	0244

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II.	COVERED APPLICATIONS

Covered Applications are those products listed, as of the Effective date, at the website, http://www5.qad.com/portal/site/solutioncenter/menuitem.fb5ba47419d63afef207bd170690307a/ vgnextoid=242f1ed5a8146010VgnVCM100000810903a7RCRD, or such other website at which the above descriptions may be listed after the Effective Date.

III.	APPLICATION BUNDLES

Application Bundles are those product bundles listed, as of the Effective date, at the website, http://www5.qad.com/portal/site/solutioncenter/menuitem.fb5ba47419d63afef207bd170690307a/?vgnextoid=242f1ed5a8146010VgnVCM100000810903a7RCRD, or such other website at which the above descriptions may be listed after the Effective Date.

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EXHIBIT B-1

End User Product License Agreement ("Agreement")

CAUTION: YOU SHOULD CAREFULLY READ THE FOLLOWING TERMS AND CONDITIONS BEFORE INSTALLING OR USING THIS COMPUTER PROGRAM(S) AND DOCUMENTATION. BY CLICKING ON THE "ACCEPT" BUTTON OR HAVING ANOTHER PARTY DO SO ON YOUR BEHALF, YOU ARE CONSENTING TO BE BOUND BY THE TERMS AND CONDITIONS OF THIS AGREEMENT AND ACKNOWLEDGING YOUR AUTHORITY TO DO SO ON BEHALF OF YOUR COMPANY (IF APPLICABLE). IF YOU DO NOT AGREE WITH THESE TERMS AND CONDITIONS, CLICK “DECLINE” AND PROMPTLY RETURN THE SOFTWARE, DOCUMENTATION AND ALL COPIES THEREOF TO PROGRESS SOFTWARE CORPORATION OR THE SUPPLIER FROM WHICH THEY WERE ACQUIRED FOR A FULL REFUND OF THE LICENSE FEES, IF ANY, PAID FOR THE SOFTWARE.

1.        Scope of License

1.1     Subject to the terms and conditions contained herein, Progress Software Corporation (“PSC”) grants to you (“Licensee”) a perpetual (unless otherwise terminated as provided herein) non-exclusive, non-transferable, limited license to use the software product(s) for which valid control codes have been issued by PSC or identified on the license addendum (individually referred to herein as “Product” or collectively as “Products”). Licensee’s use of the Products shall be limited to internal use within Licensee’s organization and all such use shall be in accordance with the provisions and limitations set forth in Exhibit A and the license addendum accompanying the Products. If Licensee receives a Product in conjunction with a software application provided by a third party, the Product may only be used with or as part of such software application.

1.2     Notwithstanding anything to the contrary in this Agreement, if Licensee is a student of a university participating in PSC’s university program and Licensee has received the Product from such university, Licensee shall only have a non-exclusive, non-transferable, limited license to use the Product solely for purposes directly related to teaching, training, degree-granting programs, and research and development that is part of the instructional function performed by the university. Licensee may not use the Products for: (i) research and development purposes if the results thereof are primarily intended to benefit a third party; (ii) any commercial purpose, such as developing software for sale or license; and (iii) administrative uses, including but not limited to the development of software for recording of student records, accounting purposes and the like. Licensee’s use of the Products shall be for a period of one (1) year from the date Licensee has received a copy of such Product or is first granted access to the Product through authorized download, unless earlier terminated as provided in this Agreement. Licensee shall not receive updates or upgrades to the Products.

1.3     This Agreement is personal to Licensee and Licensee may not transfer, assign or otherwise convey, novate or encumber this Agreement or the Products, in whole or in part, by operation of law, merger or otherwise, to any other party, including any parent, subsidiary or affiliated entity. A change of control shall constitute an assignment. A change of control shall include, but not be limited to, any merger, consolidation, reorganization or sale, transfer or exchange of the capital stock or equity interests of Licensee in a transaction or series of transactions which results in the holders of Licensee’s capital stock or equity interests holding less than 50% of the outstanding capital stock or equity interests following the transaction(s). Licensee may not sell, rent, license, outsource or grant sublicenses, leases or other rights in the Products to others or otherwise allow the Products to be accessed, used or possessed by another party, including any parent, subsidiary or affiliated entity.  Licensee shall have no right to use the Products to provide time sharing or facility management services or to act as or operate a service bureau or provide information, data processing, subscription or hosting services for others. Any purported transfer, assignment or other action in contravention of this Section 1.3 or as a result of bankruptcy, insolvency, liquidation or an assignment for the benefit of creditors shall be void and this Agreement and the licenses granted hereunder shall thereupon automatically terminate without further notice or action by PSC.

1.4     For purposes of this Agreement a “Product Update” shall mean any update, service packs patch and/or new release that PSC furnishes generally to its technical support customers in accordance with PSC’s then-current maintenance and support policies and fee requirements. A Product Update replaces part or all of a Product or Product Update previously licensed to Licensee and shall terminate such previously licensed Product or Product Update to the extent replaced by the Product Update. Product Updates shall be subject to the terms and conditions of the license agreement accompanying the Product Update or, if not available, the current version of this Agreement in which event the foregoing definition of “Product Update” shall be deemed to be included within the definition of “Products”, above.

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1.5     For Products that contain Java™ technology, the following provisions apply:

Java Platform Interface

Licensee may not modify the Java™ Platform Interface ("JPI", identified as classes contained within the "java" package or any subpackages of the "java" package), by creating additional classes within the JPI or otherwise causing the addition to or modification of the classes in the JPI.  In the event that Licensee creates any Java-related API and distributes such API to others for applet or application development, Licensee must promptly publish an accurate specification for such API for free use by all developers of Java-based software. In the event that Licensee creates an additional class and associated API(s) which (i) extends the functionality of the Java Platform, and (ii) is exposed to third party software developers for the purpose of developing additional software which invokes such additional API, Licensee must promptly publish broadly an accurate specification for such API for free use by all developers. Licensee may not create, or authorize Licensee’s licensees to create, additional classes, interfaces, or subpackages that are in any way identified as "java", "javax", "sun" or similar convention as specified by Sun in any naming convention designation.

Java software technology is not designed or intended for use in on- line control of aircraft, air traffic, aircraft navigation or aircraft communications; or in the design, construction, operation or maintenance of any nuclear facility. Licensee will not use or, if applicable, redistribute the Java software technology for such purposes. PSC AND ITS LICENSORS EXPRESSLY DISCLAIM ANY LIABILITIES, REPRESENTATIONS OR WARRANTIES (EITHER EXPRESS OR IMPLIED) FOR SUCH USE.

1.6     For Products that contain technology of RSA Security, Inc., the following provisions apply:

Licensee agrees not to remove, alter or destroy any proprietary, trademark or copyright notices placed upon or contained within the RSA software, user manuals or any related materials or documentation. Licensee acquires no rights of any kind in or to any RSA trademark, trade name, logo or product designation under which the RSA software was or is marketed and shall not make any use of the same for any reason.

1.7     For Products that contain technology of Hewlett Packard, the following provisions apply:

The Hewlett Packard software (“Software”) made available for downloading is the property of HP (or its suppliers). The Software and all accompanying documentation are copyrighted. Licensee shall not modify, decompile, disassemble, extract, or otherwise reverse engineer any Software. Licensee shall not make any copy of the Software or its accompanying documentation, except for copying incident to the ordinary and intended use of the Software and except for the making of a single archival copy. The Software made available here constitutes the proprietary information of HP (or its suppliers). Licensee agrees to take reasonable steps to prevent disclosure, unauthorized use or unauthorized distribution of the Software. THE SOFTWARE IS PROVIDED “AS IS”, WITHOUT WARRANTY OF ANY KIND. ALL EXPRESS OR IMPLIED CONDITIONS, REPRESENTATIONS AND WARRANTIES, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE, OR NON-INFRINGEMENT, ARE HEREBY EXCLUDED TO THE EXTENT PERMITTED BY APPLICABLE LAW. IN NO EVENT WILL HP BE LIABLE FOR ANY LOST REVENUE OR PROFIT, OR FOR SPECIAL INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES, HOWEVER CAUSED AND REGARDLESS OF THE THEORY OF LIABILITY, WITH RESPECT TO ANY SOFTWARE MADE AVAILABLE HERE OR TO THE USE OF SUCH SOFTWARE. HP MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, THAT THE CODE AND DOCUMENTATION OR ANY INFORMATION RELATING THERETO OR CONTAINED THEREIN WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADE SECRETS OR TRADEMARK OF ANY THIRD PERSON OR PARTY.

1.8     For Products that contain technology of Sonic Software Corporation, the following provision applies:

The Product contains the SonicMQ Client and Sonic ESB Containers from Sonic Software Corporation. The SonicMQ Client and Sonic ESB Containers may only be used in conjunction with the Product.

1.9     For Products that contain technology of DataDirect, the following provisions apply:

DataDirect has licensed, and has rights to sub-license certain third party software that is part of the ODBC SDK components and which is usable for certain non-Windows platforms – Mac OS, OS/2, HP-UX, AIX, Linux, Solaris, and other non-Windows operating systems.  This section sets forth the conditions that govern Licensee’s permitted use of the various non-windows SDK components:  Licensee is not licensed to use the ODBC Core Components (hereinafter defined) other than with DataDirect Connect for ODBC drivers and DataDirect SequeLink for ODBC drivers.  Use of the ODBC Core Components with any ODBC drivers other than those licensed from DataDirect is expressly prohibited.  User may not embed in any products, or otherwise sub-license the ODBC Core Components, without a separate license agreement.  For the purposes hereof, the term “ODBC Core Components” shall mean the ODBC Driver Manager and support files for non-Windows operating systems.  A separate license must be obtained from DataDirect if Licensee wants to embed and sub-license the ODBC Header Files (hereinafter defined) with any software product.  For the purposes hereof, the term “ODBC Header Files” shall mean the text files for compilation and development of software.

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1.10   The Products, including any files therein, are subject to the terms and conditions of this Agreement. Where those files contain a reference to the POSSENET Public License, then the same shall be disregarded and this Agreement shall apply in relation thereto.

1.11   If the Product you license contains the OpenEdge Architect integrated development environment, be advised that select portions of the OpenEdge Architect are distributed with certain third party independent code that is licensed from the Eclipse Foundation under the terms of the Eclipse Public License Agreement (the “EPL”), which may be found at eclipse.org/org/documents/epl-v10.html (for v.1.0) or eclipse.org/legal/epl-v10.html (for v.1.0 for JET) Source code for the Eclipse software, including modifications made by PSC, if any, can be obtained, upon written request, through psdn.com and following the instructions set forth therein. PSC may charge reasonable shipping and handling charges for such distribution. Notwithstanding anything to the contrary, to the extent that any of the terms and conditions of this Agreement are in addition to or conflict with the EPL, such terms and conditions are offered by PSC alone and not by any other party and shall not apply to the corresponding Eclipse software.

1.12   If the Product you license contains DB Navigator, be advised that select portions of DB Navigator are distributed with certain third party independent code (SQLExplorer) that is licensed under the GNU Library General Public License (“LGPL”). You may obtain a copy of the LGPL along with this library containing the code or, if not, write to the Free Software Foundation, Inc., 59 Temple Place, Suite 330, Boston, MA 02111-1307 USA. PSC will, at your written request, provide to you a copy of the source code for the specific code licensed under the LGPL, including modifications, if any, made by PSC. PSC may charge reasonable shipping and handling charges for such distribution. Please direct requests through psdn.com and follow the instructions set forth therein. Notwithstanding anything to the contrary, to the extent that any of the terms and conditions of this Agreement conflict with the LGPL, the conflicting terms and conditions shall not apply to the corresponding open source code.

1.13   Upon expiration or termination of this license, Licensee agrees promptly to return the Products to PSC or destroy the Products and certify in writing to such return or destruction of all copies of the Products.

2.       PSC’s Rights

2.1    The Products and any documentation provided therewith are proprietary products of PSC or its licensors and are protected by copyright law. By virtue of this Agreement, Licensee acquires only the non–exclusive right to use the Products and does not acquire any rights of ownership in the Products, any documentation provided therewith or the media upon which they are embodied. PSC and/or its licensors shall at all times retain all right, title, and interest in the Products, any documentation provided therewith and the media.

2.2     PSC may terminate this Agreement by written notice at any time if Licensee defaults in the performance of any provision of this Agreement and fails to cure such default to the satisfaction of PSC within ten (10) days after such notice. This remedy shall not be exclusive and shall be in addition to any other remedies which PSC may have under this Agreement or otherwise.

3.       Non–Disclosure; Copies; Alterations

Licensee acknowledges that the Products are the valuable proprietary and trade secret information of PSC and/or its licensors. Licensee shall (i) limit use and disclosure of the Products to its employees and its consultants who agree to be bound by the terms of this Agreement; (ii) not provide or disclose any of the Products to another party; and (iii) take all reasonable precautions to maintain the confidentiality of the Products. Licensee agrees not to cause or permit the reverse engineering, disassembly, copying or decompilation of the Products, except to reproduce machine readable object code portions for installation and backup purposes which do not require a disaster recovery license as set forth in Exhibit A. If the Products are licensed to Licensee for use in a country which is a member of the European Community, Licensee may reverse engineer and/or decompile the Products to the extent that sufficient information is not available for the purpose of creating an interoperable software program (but only for such purposes and to the extent that sufficient information is not provided by PSC upon written request). Furthermore, Licensee is not restricted in a country which is a member of the European Community from observing, studying or testing the functioning of the Products solely in order to understand the ideas and principles which underlie any element of the Products. Licensee may copy the Products only for installation and archival purposes which do not require a disaster recovery license as set forth in Exhibit A. Licensee is permitted to make one archival copy to be used only in the event that the original media is damaged beyond use. All copies of the Products shall bear the original and unmodified intellectual property rights markings that appear on or in the Products. Licensee may not copy nor allow others to copy the Products for any other purpose. Licensee agrees not to remove any product identification, copyright notices or other notices or proprietary restrictions from the Products.

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4.       Limited Warranty

PSC warrants that the materials of the Product media are not defective and that the software is properly recorded on the media. If the media (such as the diskettes, cartridges, CD-ROMs, DVDs or magnetic tapes) is physically defective, PSC will replace it free of charge if claimed within ninety (90) days from the date of initial shipment or download, if applicable, of the Product from PSC’s site. Licensee’s sole remedy shall be return of the media to the supplier or to PSC for replacement. PSC warrants that it has the right to license the Products. PSC will defend Licensee against any claim based on an allegation that a Product infringes a U.S. patent or copyright, but only if PSC is notified promptly in writing of such claim and is given sole control of the defense thereof and all related settlement negotiations relating thereto. Notwithstanding the foregoing, PSC shall not be liable to Licensee for any claim arising from or based upon the alteration or modification of any of the Products. THE LIMITED WARRANTY SPECIFIED IN THIS SECTION 4 SETS FORTH ALL WARRANTIES AND REPRESENTATIONS PROVIDED BY PSC TO LICENSEE WITH RESPECT TO THE PRODUCTS. SUCH LIMITED WARRANTY IS PROVIDED SOLELY BY PSC AND NOT PSC’S LICENSORS. EXCEPT FOR THE LIMITED WARRANTY PROVIDED BY PSC TO LICENSEE PURSUANT TO THIS SECTION 4, NEITHER PSC NOR ITS LICENSORS, NOR ANY OF THEIR RESPECTIVE SUPPLIERS, MAKE ANY EXPRESS WARRANTIES OR REPRESENTATIONS RELATING TO THE PRODUCTS, ANY DOCUMENTATION PROVIDED THEREWITH OR ANY SERVICES RELATED THERETO, AND FURTHER, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, DISCLAIM ALL IMPLIED WARRANTIES AND REPRESENTATIONS INCLUDING BUT NOT LIMITED TO ALL IMPLIED WARRANTIES AND REPRESENTATIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. For example, PSC does not warrant that there are no discrepancies between the Products and any documentation provided therewith, nor that errors cannot arise during the use of the Products. Without limiting the foregoing warranty disclaimers, Licensee acknowledges that if the Product or Products licensed to Licensee hereunder contain IBM’s XML Parser for C++, then such IBM technology is licensed to Licensee “AS IS” without warranty of any kind, whether express or implied. Neither PSC nor IBM assumes any liability for any claim that may arise regarding the use of such IBM technology. THE LIMITED WARRANTY SPECIFIED IN THIS SECTION 4 GIVES THE USER SPECIFIC LEGAL RIGHTS, AND MAY ALSO IMPLY OTHER RIGHTS WHICH VARY FROM STATE TO STATE. SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF IMPLIED WARRANTIES, AND DO NOT ALLOW A LIMITATION ON HOW LONG ANY IMPLIED WARRANTY LASTS, SO THE ABOVE LIMITATIONS MAY NOT APPLY. No PSC employee, supplier, agent or any other third party is authorized to make any modification or addition to this warranty.

5.       Limitation of Liability

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE LIABILITY OF PSC, IF ANY, FOR DAMAGES RELATING TO ANY PRODUCT AND/OR SERVICE, SHALL BE LIMITED TO THE ACTUAL AMOUNTS PAID BY LICENSEE FOR SUCH PRODUCT AND/OR SERVICE. PSC’S LICENSORS AND THEIR SUPPLIERS SHALL HAVE NO LIABILITY TO LICENSEE FOR ANY DAMAGES SUFFERED BY USER OR ANY THIRD PARTY AS A RESULT OF USING THE PRODUCTS OR DISTRIBUTING ANY PORTION THEREOF, OR AS A RESULT OF ANY SERVICES RELATING THERETO. NOTWITHSTANDING THE FOREGOING, IN NO EVENT SHALL PSC, ITS LICENSORS OR ANY OF THEIR RESPECTIVE SUPPLIERS BE LIABLE FOR ANY LOST REVENUE, PROFIT OR DATA, OR FOR INDIRECT, PUNITIVE, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER, INCLUDING, WITHOUT LIMITATION, ANY COMMERCIAL DAMAGES OR LOSSES, HOWEVER CAUSED AND REGARDLESS OF THE THEORY OF LIABILITY, ARISING OUT OF THE USE OR INABILITY TO USE THE PRODUCTS, OR ANY PORTION THEREOF, OR ANY SERVICES, EVEN IF PSC, ITS LICENSORS AND/OR ANY OF THEIR RESPECTIVE SUPPLIERS HAVE BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES. SOME STATES DO NOT ALLOW THE EXCLUSION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATIONS MAY NOT APPLY. EACH EXCLUSION OF LIMITATION IS INTENDED TO BE SEPARATE AND THEREFORE SEVERABLE EXCLUSION.

6.       Export Administration

6.1    Licensee agrees to comply fully with all relevant regulations of the United States Department of Commerce and with the United States Export Administration Act to assure that the Products and any documentation provided therewith are not exported or re–exported in violation of United States law. Further, Licensee shall not directly or indirectly export or re–export any Products, any media on which they are embodied, any documentation provided therewith or the direct product thereof without first obtaining PSC’s written approval.

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6.2    THE RSA SOFTWARE AND TECHNOLOGIES LICENSED UNDER THIS AGREEMENT ARE SUBJECT TO UNITED STATES EXPORT CONTROL LAWS AND REGULATIONS WHICH RESTRICT EXPORTS, REEXPORTS AND DISCLOSURES TO FOREIGN PERSONS OF CRYPTOGRAPHIC ITEMS AND ARE ALSO SUBJECT TO CERTAIN FOREIGN LAWS WHICH MAY RESTRICT THE EXPORT, REEXPORT, IMPORT AND/OR USE OF SUCH ITEMS. PERFORMANCE OF THIS AGREEMENT IS EXPRESSLY MADE SUBJECT TO ANY EXPORT LAWS, REGULATIONS, ORDERS OR OTHER RESTRICTIONS IMPOSED BY THE UNITED STATES OF AMERICA, OR BY ANY OTHER COUNTRY OR GOVERNMENTAL ENTITY ON THE RSA SOFTWARE, PRE-RELEASE SOFTWARE OR OF INFORMATION RELATING TO EITHER. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, LICENSEE SHALL NOT IMPORT, EXPORT, OR REEXPORT, DIRECTLY OR INDIRECTLY, ANY RSA SOFTWARE OR PRE-RELEASE SOFTWARE OR INFORMATION PERTAINING THERETO TO ANY COUNTRY OR FOREIGN PERSON TO WHICH SUCH IMPORT, EXPORT, OR REEXPORT IS RESTRICTED OR PROHIBITED, OR AS TO WHICH SUCH COUNTRY, GOVERNMENT OR ANY AGENCY THEREOF REQUIRES AN EXPORT LICENSE OR OTHER GOVERNMENTAL APPROVAL AT THE TIME OF IMPORT, EXPORT, OR REEXPORT WITHOUT FIRST OBTAINING SUCH LICENSE OR APPROVAL. LICENSEE UNCONDITIONALLY ACCEPTS FULL RESPONSIBILITY FOR LICENSEE’S COMPLIANCE WITH THESE REQUIREMENTS.

7.       U.S. Government Restricted Rights

Each Product is a "commercial component," as this term is defined in 48 C.F.R. §2.101, consisting of "commercial computer software" and "computer software documentation," as such terms are defined in 48 C.F.R. §252.227-7014(a)(1) and 48 C.F.R. §252.227-7014(a)(5), respectively, and used in 48 C.F.R. §12.212 and 48 C.F.R. §227.7202, as applicable, and all as amended from time to time. Consistent with 48 C.F.R. §12.212 and 48 C.F.R. §227.7202, and other relevant sections of the Code of Federal Regulations, as applicable, and all as amended from time to time, all U.S. Government entities acquire the Product only with those rights set forth in this license agreement accompanying the Product.

8.       Records Inspection

Licensee shall maintain books and records in connection with Licensee’s actions under this Agreement. Such records shall include at a minimum the number of licenses purchased and being used by Licensee. PSC may, at its expense, audit the records and if necessary the systems on which the Products are installed of Licensee to ensure compliance with the terms of this Agreement, bundle, install, enable and utilize automated license tracking, management, and/or enforcement solutions with PSC Products, which Licensee may not disrupt nor alter and may also require Licensee to demonstrate the accuracy of those records. All audits shall be conducted during regular business hours at Licensee's offices and shall not interfere unreasonably with Licensee's activities. If any audit reveals that Licensee has underpaid license and/or maintenance fees to PSC, Licensee shall be invoiced for such underpaid fees based on PSC's list price in effect at the time the audit is conducted. If the underpaid fees are in excess of five percent (5%) of the license fees paid by Licensee, then Licensee shall pay PSC's reasonable costs of conducting the audit.

9.       Miscellaneous

THIS AGREEMENT IS THE COMPLETE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE PRODUCTS AND SUPERCEDES ANY OTHER AGREEMENT, COMMUNICATION OR ADVERTISING ORAL OR WRITTEN, SIGNED OR UNSIGNED, WITH RESPECT TO THE PRODUCTS. To the extent there are any terms and conditions contained in Licensee’s purchase order or other documentation supplied by Licensee (“Licensee Documents”), the terms and conditions contained in the Licensee Documents shall be deemed to be stricken and the terms and conditions of this Agreement shall govern. This Agreement has been drawn up in English at the express wish of the parties. Le présent contrat a été rédigé en anglais à la demande expresse des parties. Except as otherwise expressly set forth herein, this Agreement is governed by the laws of the Commonwealth of Massachusetts, without regard to its choice of law principles, and without regard to the provisions of any state Uniform Computer Information Transactions Act or similar federal or state laws or regulations. The parties expressly disclaim the application of the United Nations Convention on Contracts for the International Sale of Goods. If this Product is acquired outside the United States local law may apply.

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EXHIBIT B-2: ADDITIONAL REQUIRED LICENSING TERMS

Additional Licensing Terms

With regard to any and all distributions by QAD and Partners of all software products identified below, such products are subject to the following additional license term, which term must be included (as set forth below in a fashion that will make such limitation clear to the user of the software, including appropriately phrasing the term in the context of the applicable license and using defined words with the same substance and meaning as words in the below term for clarity and/or consistency with defined terms contained in the license with which the below term will be included) with all other required license terms in all distributions of all such products by QAD and Partners:

a.	Sonic Software

“All Sonic access to or from any application other than a Covered Application must go through QXtend. Without limiting the foregoing, for clarity, Sonic may not be used to provide access between two or more non-Covered Applications, including a prohibition against the use of QXtend as a pass-through to facilitate integration between two or more non-Covered Applications.”

b.	EasyAsk Software

“EasyAsk may be used only with Covered Applications, as Covered Applications is defined, but excluding any third-party applications.”

This Product includes Web Services Description Language for Java (“wsdl4j.jar”), and Laszlo Presentation Server and is subject to the following additional terms and conditions: (i) PSC’s licensors make no warranties or conditions with respect to the wsdl4j.jar or Laszlo Presentation Server, express or implied, including warranties or conditions of title and non-infringement, and implied warranties or conditions of merchantability and fitness for a particular purpose; (ii) PSC disclaims on behalf of its licensors all damages, including direct, indirect, special, incidental and consequential damages, such as lost profits; (iii) any provisions in this Agreement which differ from the Common Public License, (a copy of the Common Public License is included with the Product in a text file) are offered by PSC alone and not by any other party; and (iv) the source code for the wsdl4j.jar, can be found at: http://sourceforge.net/project/showfiles.php?group_id=128811 (v) the source code for Laszlo Presentation Server can be found at: http://www.openlaszlo.org/sources.

This Product includes IBM Jikes Compiler for the Java Language (“Jikes”), and is subject to the following additional terms and conditions: (i) PSC’s licensors make no warranties or conditions with respect to Jikes, express or implied, including warranties or conditions of title and non-infringement, and implied warranties or conditions of merchantability and fitness for a particular purpose; (ii) PSC disclaims on behalf of its licensors all damages, including direct, indirect, special, incidental and consequential damages, such as lost profits; (iii) any provisions in this Agreement which differ from the IBM Public License, (a copy of the IBM Public License is included with the Product in a text file) are offered by PSC alone and not by any other party; and (iv) the source code for Jikes can be found at http://sourceforge.net/project/showfiles.php?group_id=128803.

This Product includes Business Intelligence and Reporting Tools (“BIRT”), which is subject to the following additional terms and conditions: (i) PSC’s licensors make no warranties or conditions with respect to BIRT, express or implied, including warranties or conditions of title and non-infringement, and implied warranties or conditions of merchantability and fitness for a particular purpose; (ii) PSC disclaims on behalf of its licensors all damages, including direct, indirect, special, incidental and consequential damages, such as lost profits; (iii) any provisions in this Agreement which differ from the Eclipse Public License (a copy of the Eclipse Public License is included with the Product in a text file) are offered by PSC alone and not by any other party; and (iv) the source code for BIRT can be found at: http://download.eclipse.org/birt/downloads/.

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EXHIBIT C

LICENSE AND MAINTENANCE FEE ROYALTIES

A.     Royalties

During the term of this Agreement, the rate used to calculate all Net License Fee royalties pursuant to Section 6.2 and all Application Bundle Maintenance Fee Royalties pursuant to Section 6.3 shall be the percentages set forth below.

Table 1:

Twelve Month Period Cumulative Revenue to PSC
From	to*	First Twelve Month Period	Second Twelve Month Period	Third Twelve Month Period	Fourth Twelve Month Period (“Period Four”)
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

*For the purpose of measuring the cumulative revenue thresholds described above, the revenue counted shall be limited to the revenue due to PSC from QAD consisting of Net License Fee Royalties and Application Bundle Maintenance Fee Royalties.

Beginning on February 1, 2007, the Parties shall begin counting revenue for the first twelve (12) month period set forth in Table 1 above. On each anniversary of February 1, 2007, the cumulative revenue amount for the next twelve (12) month period will be set at $US 0 and revenues to PSC during such new twelve (12) month period shall be measured in accordance with Table 1 above. During any applicable twelve (12) month period, once any of the above revenue thresholds have been reached, any new royalty rate will apply only to subsequent transactions occurring in such twelve (12) month period.

QAD shall include with its monthly reports as described in Section 8.0 payment of all Net License Fee Royalties and Application Bundle Maintenance Fees owed for the previous month being reported.

Net License Fees and Application Bundle Maintenance Fees are non-cancelable and the amount paid is non-refundable, except as otherwise provided in this Agreement.

Table 2:

For purposes of Section 6.1(c), the minimum royalties are as follows:
First Twelve Month Period	Second Twelve Month Period	Third Twelve Month Period	Fourth Twelve Month Period (“Period Four”)
[***]	[***]	[***]	[***]

For the Renewal Term, if any, the applicable minimum royalty shall be the same as set forth in Table 2 above for Period Four.

B.      Development Software and PSDN Subscription Fees

For the term of the Agreement, unless terminated earlier as provided for herein, QAD shall be entitled to 24x7 support and maintenance, as defined below, for each of the Development Software and PSDN licenses listed in Exhibit A(I)(A) and Exhibit A(II) for use at no charge.

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24 x 7 support and maintenance is as set forth in PSC’s then current standard support policies. A general summary of current 24 x 7 support and maintenance is as follows:

●	24 hours a day, 7 days a week access to a Technical Support including holidays (English language only)
●	Direct access to senior level engineers for after-hours support
●	24x7 online support through PSDN Online, Knowledge Center, and much more
●	Dedicated service with timely response to your critical issues
●	Monthly Executive Technical Support summary reports
●	One hour guaranteed call back

Mission Critical support and maintenance, as defined below, may be obtained from PSC for the Development Software licenses and PSDN licenses listed Exhibit A(I)(A) and any additional Development Software or PSDN licenses by paying to PSC the then current price for such support and maintenance, or otherwise by mutual written agreement by the Parties.

Mission Critical is as set forth in PSC’s then current standard support policies. A general summary of current Mission Critical support and maintenance is as follows:

●	A Technical Account Manager (TAM) dedicated to managing all technical and planning issues
●	Annual on-site visit by your TAM
●	Direct priority access to Senior Level Support Engineers
●	Personalized Quarterly Review Conference Calls
●	Monthly technical support activity reports
●	Immediate guaranteed call back for Business Critical issues
●	Dedicated Toll-Free Support Phone Number into the Priority Support Queue
●	Progress eLearning Catalog (PEC's) 2 users
●	Technical Support Forums
●	Annual remote database Healthcheck Report

Development Software and PSDN Subscription Fees are non cancelable and the amount paid is non refundable, except as otherwise provided in this Agreement.

C.	Term

This Agreement shall be effective from the Effective Date and shall remain in effect for an initial four (4) year period from the Effective Date of this Agreement (“Original Term”), unless earlier terminated as provided herein. Thereafter, this Agreement shall automatically renew annually for an additional one (1) year (“Renewal Term”) unless terminated earlier as provided in this Agreement. If PSC terminates the Agreement as provided for in section 15 of the Agreement, QAD will be subject to the rights and obligations set forth in such section. For the Renewal Term, if any, the applicable royalties shall be the same as set forth in Table 1 above for Period Four. If no Renewal Term is agreed upon by the Parties following termination of this Agreement, then QAD may obtain an additional twelve (12) months of Maintenance for then existing End Users at a cost of 8.5% of Application Bundle Maintenance Fees.

D.	Licensed Territory

The Licensed Territory to QAD is worldwide.

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EXHIBIT D:

ROYALTY REPORT

QAD agrees to provide the following information for each transaction on either the applicable QAD purchase order or sales order submitted to PSC, or on the applicable Royalty Report submitted to PSC:

Order Date

QAD Invoice Site

Customer Detail (Name, Address, Ship To, )

Partner

Order and License Type (POA, Term, Eval, Add-on, New License, etc.)

Product Item and Quantity with Version and Platform Information

# Users

Serial Number

Delivery (ESD, Ship Overnight, E-Mail)

Additional Fees

List Price

Contract Discount

Sales Discount

Royalty % and Payment

Back Maintenance List and Reinstatements of Maintenance Royalty

# Months of Maintenance and Start/End Dates

Shipping Details

QAD Order number to PSC

Name of QAD product shipped, including any module;

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EXHIBIT E

QAD’S PARTNERS

A listing of QAD Partners is located at the following website:

http://www5.qad.com/portal/site/solutioncenter/menuitem.feb23dc42cd5bd5c5ad066750690307a/

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EXHIBIT F

This Exhibit is intentionally left blank.

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EXHIBIT G

INDIRECT USE

Indirect Use Licensing of Application Bundles

Summary

Indirect use of Application Bundles occurs when a person, device or process (“user”) of a third party application triggers a subsequent read or update of an Application Bundle. There are two (2) distinct types:

Interactions support bi-directional, real time exchange of data between the user and the Application Bundles QAD counts users
Transmission Integrations are one-way and/ or have a significant interval between message and response QAD counts integration sessions

With Interactions the third party application acts as an alternative user interface to the Application Bundles, bypassing QAD’s user interface but using QAD’s business logic. Interactions are licensed by counting the users as if they were using the Application Bundles directly. All other integrations are Transmissions. Transmissions are licensed by throughput; the peak number of parallel Application Bundle sessions supporting the integration. For both types, the Application Bundles licensing treatment is the same whether the application being integrated is another QAD product, a third party product or an End User’s internal development. End User License Agreements prohibit avoidance or subversion of QAD’s license manager functionality.

Interactions

Definition

“Interaction” means “a two-way flow of information between a computer and a user, responding to the user’s input”. Interaction occurs when a single user process requires a real time exchange of data with the Application Bundles. There are 3 basic types:

●	Query/ Response: A user enters data into the user interface that is used as the parameters for a query on the Application Bundle. The results of the query are returned to the user.

●	Out/ In: The Application Bundle sends data to the user. The user reacts to the data & performs some function in the user interface that causes an update back to the Application Bundle.

●	In/ Out: The user performs a function in the user interface that causes an update in the Application Bundle. Results of this update are sent back to the user via the user interface.

The interaction could be via a single, continuous bi-directional integration session, or a pair of sessions in parallel or in sequence. The technical details of the interface are less important than the business process and the data flow between Application Bundle and the user.

One test for an interaction is whether the third party application function would work if the Application Bundle was unavailable, e.g. shut down or disconnected. If the answer is yes then it almost certainly represents an interaction.

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The following are examples of interaction:

●	a sales order front end that sends the order data to an Application Bundle and receives a confirmation number in return

●

a business intelligence tool that allows the user to define the selection criteria of an inquiry, and thereby modifies the parameters of a query on an Application Bundle, and then displays the results of the query to the user and/or stores them in a datamart.

●	Warehouse or RF device software that displays inventory availability information about an item selected by the user.

Licensing Treatment of Interactions

QAD’s policy is that users of third party applications that interact with an Application Bundle are using the Application Bundle all the time they are using the other third party application. The Application Bundle may not be the user interface but QAD’s intellectual property is still being used as a vital part of the other third party application. QAD looks beyond the integration to count the users of the user interface as if they were using the Application Bundle directly.

If Application Bundles are licensed by concurrent session, third party applications that interact must have one Application Bundle user session per user of the third party application. This can be achieved by calling the third party applications only from the Application Bundle menu after the user has logged in. Alternatively the third party applications must call Application Bundles’s login process as part of its own login procedure. Integrations that connect to the database by ODBC or a direct PSC Software connect statement are prohibited for concurrent session licenses.

ODBC and direct connections are permitted for named user licenses if the End user can prove that all users of the third party applications also have valid user Id’s for the Application Bundle.

There is no situation where an End User will need a PSC Software user license for the Application Bundle database but will not need an Application Bundle user license. The only situation where the PSC Software and Application Bundle user counts will be different is if the third party application itself has a database for the PSC Software. Even then the third party applications may be covered by the Application Bundle license if it falls within the definition of an Add-On Module.

Transmissions

Definition

All integrations that are not interactions are transmissions. Transmissions may be inbound or outbound. Flat file interfaces including CIM load and EDI ECommerce are transmissions. However, End Users should be aware that other technologies may be considered Transmissions if they perform enough for a pair of unidirectional interfaces to act together as a single bi-directional interaction.

The following are examples of transmissions:

●	a sales order front end that sends the order data to an Application Bundle but does not receive any indication whether or not the order was processed in the Application Bundle.

●	A business intelligence tool with a data warehouse that is refreshed by a pre-defined batch process exporting data from an Application Bundle.

●	RF device software that creates an Application Bundle inventory transaction from a bar code scan but does not display confirmation that it has been processed or any other Application Bundle data.

Some third party applications may refresh themselves with up to date Application Bundle data by triggering an automatic process to connect to the Application Bundle and running a pre-defined query that cannot be amended by the user. While this would normally be considered an interaction, there is only one user: the third party application automatic process. Therefore, the licensing treatment is treated as a transmission.

Licensing Treatment for Transmissions

Transmissions are licensed by peak throughput which is the number of Application Bundle sessions needed in parallel to process maximum activity. Throughput is a function of the integration’s volume, complexity and required performance.

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Each open integration session counts as a session based on a concurrent session license. Each third party application counts as one user against a named user license for every session needed to support peak throughput. If higher interface throughput needs would cause more sessions to be opened, then sufficient user licenses must be allocated to support the peak throughput capacity.

Each third party application must have at least one unique user ID so that QAD’s compliance process can identify the source of the integration session and check that it is correctly treated. If multiple sessions are required in parallel at any time then each session must have a different user ID.

The third party application must have its own user validation process in which the user enters an ID & password that is checked against its own table. If it uses an Application Bundles’s login process to validate the user’s ID and password that would constitute an interaction. The third party application must also have adequate audit trail so that any transaction in an Application Bundle created by the transmission can be traced to the specific user of the third party applications who caused it.

Specific Examples

Application	Purpose	Integration	Type of Indirect Use
QMobile	Disconnected PDA	Separate one-way interfaces to synchronize QMobile’s database with an Application Bundle	Transmission
QAD CSS	Web-based, CSS functionality	Real time queries of Application Bundles inventory and customer status	Interaction
Eagle	Hand held RF devices	One-way updates and two-way queries	Interaction *
T-Link	Hand held RF devices	Depends on application built using T-Link and devices used	Interaction
Supply Visualization	UI, data security	Pre-configured export of data from Application Bundles. One-way import of ASNs	Interaction
QAD BI Data Warehouse	Data extracted from Application Bundles optimised for view by BI	Pre-configured export of data from Application Bundle.	Transmission
Corvu	BI from Application Bundles	User amends parameters for query against an Application Bundle	Interaction
Cognos	BI from Data Warehouse	User can generate cubes from the Data Warehouse. No impact on Application Bundle export.	Interaction (with QAD BI). No integration with Application Bundle

* Each Eagle device counts as an Application Bundle user. Since each device initiates its own Application Bundle session, the integration complies with QAD’s rules.

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Exhibit H

QAD Distribution Sites

QAD Inc.

6450 Via Real

Carpinteria, CA 93013

QAD Ireland Ltd.

Hamilton House

National Technology Park

Limerick, Ireland

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Exhibit I

PSC Policies

The Agreement contains references to the following PSC policies:

●	Life Cycle Document
●	Platform and Product Availability Guide
●	PSC Software Policy Guide
●	PSC PSDN Documentation
●	PSC Maintenance Policy Guide
●	PSC’s Worldwide Products, Policies and Configurations Guide

These policies are located at the following website: www.progress.com/resourcecenter

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Exhibit J

QAD Inc.

LIST OF SUBSIDIARIES

Country of
Percentage Owned by QAD Inc.	Organization

QAD Australia Pty Ltd. — 100%	Australia
QAD Europe NV/SA — 100%	Belgium
QAD Brasil Ltda. — 100%	Brazil
QAD Bermuda Ltd. — 100%	Bermuda
QAD Canada ULC — 100%	Canada
QAD China Ltd. — 100%	China
QAD Europe s.r.o. — 100%	Czech Republic
QAD Europe SAS — 100%	France
QAD Europe GmbH — 100%	Germany
QAD Asia Limited — 100%	Hong Kong
QAD India Private Limited — 100%	India
QAD Ireland Limited — 100%	Ireland
QAD Italy S.r.l. — 100%	Italy
QAD Korea Limited — 100%	Korea
QAD Mexicana, S.A. de C.V. — 100%	Mexico
QAD Sistemas Integrados Servicios de Consultoria, S.A. de C.V. — 100%	Mexico
QAD EMEA Holdings B.V. — 100%	Netherlands
QAD Europe B.V. — 100%	Netherlands
QAD Holland Holdings B.V. — 100%	Netherlands
QAD Netherlands B.V. — 100%	Netherlands
QAD NZ Limited — 100%	New Zealand
QAD Polska Sp. zo.o. — 100%	Poland
QAD Lusitana Lda. — 100%	Portugal
QAD Singapore Private Ltd. — 100%	Singapore
QAD Software South Africa (Pty) Ltd. — 100%	South Africa
QAD Europe S. L. — 100%	Spain
QAD Europe A. G. — 100%	Switzerland
QAD I&I Company Limited — 75%	Thailand
QAD Bilgisayar Yazilim Ltd. Sirketi — 100%	Turkey
QAD EMEA Limited — 100%	United Kingdom
QAD Europe Limited — 100%	United Kingdom
QAD Holding Limited — 100%	United Kingdom
QAD Ltd. — 100%	United Kingdom
QAD United Kingdom Ltd. — 100%	United Kingdom
QAD Brazil Inc. — 100%	USA
QAD Holdings Inc. — 100%	USA
QAD Japan Inc. — 100%	USA
QAD Ortega Hill, LLC — 100%	USA

The above list of subsidiaries is effective as of QAD’s 10-K filed April 16, 2006. QAD will publish updated lists of subsidiaries in future 10-K’s, which are available at QAD’s website www.qad.com.

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Exhibit K

PRODUCT FRAMEWORK DESIGN RULES

Subject	Rule #	Design Rule	Intent Statement
POA All PSC Software and PSC technologies (excluding all third-party products) used as below are incorporated within the agreed POA agreement: Must include rules 1 and 2 together with rule 3 and/or rule 4 and/or rule 5	1	Design Rule - To enable clarity and simplicity in determining the royalties due from QAD to PSC derived from sale of a Covered Application (as defined in the Agreement)

Providing now and in the future for full access by QAD to the current and planned Progress technologies

Specifically not designed to be a royalty for distribution of PSC products in a non-application specific environment

2

The Scope of QAD’s right to sell pursuant to the POA as set forth in the Agreement is limited to any use of PSC Software used within any then current Covered Application and the applicable Business Purpose

To enable QAD to have clarity on the scope of revenues which will be subject to POA calculations
PSC Scope is divided into families of operational functionality and for each an appropriate scope is described below:
	3	For PSC Application Platforms (referred to herein as “PAPs”)

Wherever a PSC Engine (database server, application server, data server, or event server, or any combination of the above) is required to execute the application code - this requires a POA royalty as defined herein

	4	For PSC Services Infrastructure	To integrate, manage or monitor PAPs wholly within or between PAPs- this requires a POA royalty as defined herein
	5	For PSC Data Infrastructure	To store, manage, connect or query data for use wholly within the scope of a PAP- this requires a POA royalty as defined herein

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Exhibit L

DISASTER RECOVERY/FAILOVER CHART

The following figures show disaster recovery/failover format/configurations, with a format/configuration that does not require the payment of additional fees, and another one that does require an appropriate number of additional license and additional fees.

Figure 1 above. The Application Failover format/configuration shown above, with the primary system entitled “Production Server” and the Application Failover system entitled “Passive Mirror” does not require an additional license fee because files on the Passive Mirror system for the purpose of Application Failover are effectively after-imaging files, and are not formatted or configured such that any application can execute, transact or query directly against them.

Figure 2 above. The Disaster Recovery format/configuration shown above, with the primary system entitled “Production Server” and the Disaster Recovery system entitled “Passive Mirror” requires a separate license, with an equivalent user count to the Production Server, and an additional license fee, because the files for the purpose of Disaster Recovery are maintained in such a format/configuration that the relevant application could execute, transact or query directly against them, as represented in the above figure by the phrase “Snapshot Reporting.”

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 Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

FIRST AMENDMENT TO PARTNER AGREEMENT

This First Amendment to Partner Agreement (“Amendment”) dated this 30th day of October, 2007 (the “Effective Date”) by and between Progress Software Corporation, a Massachusetts corporation with a principal place of business at 14 Oak Park, Bedford, Massachusetts 01730 (hereinafter, “PSC”) and QAD Inc., a Delaware corporation with a principal place of business at 100 Innovation Place, Santa Barbara, CA 93108, and QAD Ireland Ltd. (an Ireland company with a principal place of business at Hamilton House, National Technology Park, Limerick, Ireland and a wholly owned subsidiary of QAD Inc.). QAD Inc. and QAD Ireland Ltd. are hereinafter collectively referred to as “QAD”.

WHEREAS, PSC and QAD have an entered into a Partner Agreement dated February 1, 2007 (the “Agreement”);

WHEREAS, QAD has a relationship with Visteon Corporation (“Visteon”), who is interested in purchasing certain PSC products and PSC desires to encourage QAD to identify and promote certain PSC products to Visteon;

WHEREAS, PSC and QAD desire to amend the terms and conditions of the Agreement to allow for the sale of certain PSC products to Visteon on a one-off basis, under the conditions and restrictions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein the parties, intending to be legally bound, agree as follows:

1.0     Appointment.

1.1     PSC grants QAD the non-exclusive, nontransferable right to distribute the Products (as defined in Exhibit A) to Visteon for a term of three (3) years, commencing on the date of full execution of this Amendment. QAD shall not authorize or appoint any dealers, agents, representatives, sub-distributors, original equipment manufacturers, value added resellers, systems integrators, or other third parties to supply, sub-license or distribute the Products without the prior written consent of PSC.

1.2     PSC reserves the right in its sole discretion to increase or decrease the number of authorized resellers, distributors, systems integrators and/or other third party resellers of the Products, and to distribute the Products or provide services using its own personnel, independent sales representatives, or via any other distribution channel.

1.3     PSC may discontinue the distribution or licensing of any or all Products at any time in accordance with PSC’s Product Lifecycle Document without liability to QAD; however, PSC will endeavor to provide QAD with ninety (90) days prior notice of its intent to discontinue the distribution or licensing of any or all Products. For purposes of this Paragraph 1.3, posting information to the PSC public website shall be deemed adequate notification.

2.0     Terms of Resale.

2.1     QAD shall use and distribute the Products solely under PSC’s trademarks and pursuant to QAD’s EULA. QAD’s EULA will recite, in addition to all other restrictions generally applicable to Products, that Visteon shall have the right to use the Products solely to monitor and manage the availability and performance of, and to replicate databases with regard to, software licensed by QAD. Visteon’s license shall include the right to run reports against the replicated databases. QAD will ensure that Visteon accepts the EULA prior to or during the installation of any Products. Except as specifically set forth herein, the terms and conditions which apply to the “PSC Software” under the Agreement shall apply equally to the Products.

2.2     All costs relating to the marketing and resale of the Products by QAD shall be borne by QAD.

2.3     PSC shall keep the license fees it charges QAD for the PSC Products fixed for the term of this Agreement. QAD shall determine, in the exercise of its sole discretion, the prices it charges Visteon for the Products and for maintenance for the Products.

1

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

2.4     QAD shall promptly notify PSC of any material breaches of the EULA that may come to its attention and will cooperate with PSC in its efforts to resolve the breaches as provided under the Agreement.

2.5     When Visteon purchases maintenance on the Products, QAD shall provide first level support to Visteon and PSC shall provide second and third level support to QAD as needed. First level support shall consist of fielding and documenting inquiries from Visteon. If QAD determines that a problem encountered by Visteon is caused solely by the Products, QAD shall seek support from PSC on behalf of Visteon as provided in the Agreement.

2.6     PSC shall provide for one of its employees to deliver five days of support training for the Products at QAD’s facilities in Mt. Laurel. QAD shall reimburse the individual’s reasonable travel expenses for this training.

3.0     Order Procedure.

3.1     The terms and conditions of this Amendment shall apply to all orders for the Products for resale to Visteon, and shall supersede any different or additional terms on QAD’s purchase orders, other ordering documents or the Agreement.

3.2     Risk of loss of Products physically shipped shall pass to QAD F.O.B. PSC’s shipping facility. All physical shipments will be made with shipping charged to QAD. PSC may elect to make Products available only by Electronic Software Distribution (ESD). QAD may elect to receive the Products from PSC and forward to Visteon, or QAD may elect to have PSC deliver the Products directly to Visteon.

3.3     PSC reserves the right to cancel or delay shipment of any orders if QAD: (i) fails to make any payment as provided herein; or (ii) otherwise fails to comply with the terms and conditions of this Amendment.

3.4     PSC will use reasonable efforts to meet QAD’s requested delivery schedules for Products. In no event, however, will PSC be liable for any damages to QAD or any third party for any delay or error in delivery of Products.

4.0     Prices and Payment.

4.1     For each Product sold to Visteon, QAD shall pay PSC the license and, if applicable, maintenance fees described in Exhibit A. Payment for Products or maintenance shall be due in the manner, and in the timeframes described in the Agreement.

5.0     Term and Termination.

5.1     QAD’s ability to offer the Products to Visteon under the terms and conditions of this Amendment shall commence upon full execution of this Amendment and continue thereafter for a period of three (3) years. Thereafter, QAD shall not offer new licenses for the Products to Visteon, but may continue to offer maintenance services on previously purchased Products for so long as PSC supports the Products.

IN WITNESS WHEREOF, the parties hereto have affixed their signatures and initialed each page hereof on the date first written above.

QAD INC.:	QAD IRELAND LTD.:

By: /s/ Pamela M. Lopker	By: Daniel Lender

Print: Pamela M. Lopker	Print: Daniel Lender

Title: President	Title: Director

Date: October 30, 2007	Date: October 30, 2007

PROGRESS SOFTWARE CORPORATION:

By: /s/ Jason Wanatick

Print: Jason Wanatick

Title: Director, Business Operation

Date: October 30, 2007

2

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

EXHIBIT A

PSC PRODUCTS

Product
Progress OpenEdge Management
Progress OpenEdge Replication Plus

So long as Visteon has elected, and paid for maintenance on the PSC Products noted above, QAD shall be entitled to distribute all future upgrades and versions of the PSC Products, for all available platforms.

Any product not explicitly listed above shall not be part of this Amendment and may only be provided via a written agreement between the parties.

Platforms supported for purposes of this Amendment are subject to change in accordance with the support policies communicated from time to time in PSC’s Product Lifecycle Document.

FEES

LICENSE FEES

License fees due to PSC with regard to the Products covered by this Amendment are based on the following discount schedule. All discounts are applied to the list price for the Products in effect at the date of full execution of this Amendment, regardless of when purchased during the term.

Discount off List Price
[***]

MAINTENANCE FEES

Maintenance fees due to PSC for the Products covered by this Amendment are based on the following discount schedule. All discounts are applied to the then-current list price of maintenance when purchased.

Discount off List
[***]

QAD shall be entitled to the discount off list price for maintenance on the Products sold to Visteon in accordance with this Amendment so long as PSC offers support for the Products and Visteon pays for maintenance.

3

 Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

SECOND AMENDMENT TO PARTNER AGREEMENT

This Second Amendment to Partner Agreement (“Amendment”) dated this 30th day of January, 2008 (the “Effective Date”) by and between Progress Software Corporation, a Massachusetts corporation with a principal place of business at 14 Oak Park, Bedford, Massachusetts 01730 (hereinafter, “PSC”) and QAD Inc., a Delaware corporation with a principal place of business at 100 Innovation Place, Santa Barbara, CA 93108, and QAD Ireland Ltd. (an Ireland company with a principal place of business at Hamilton House, National Technology Park, Limerick, Ireland and a wholly owned subsidiary of QAD Inc.). QAD Inc. and QAD Ireland Ltd. are hereinafter collectively referred to as “QAD”.

WHEREAS, PSC and QAD have an entered into a Partner Agreement dated February 1, 2007 (the “Agreement”);

WHEREAS, QAD has a relationship with Qantas Airways Limited (“Qantas”), who is interested in purchasing certain PSC products and PSC desires to encourage QAD to identify and promote certain PSC products to Qantas;

WHEREAS, PSC and QAD desire to amend the terms and conditions of the Agreement to allow for the sale of certain PSC products to Qantas on a one-off basis, under the conditions and restrictions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein the parties, intending to be legally bound, agree as follows:

1.0	Appointment.

1.1     PSC grants QAD the non-exclusive, nontransferable right to distribute the Products (as defined in Exhibit A) to Qantas for a term of three (3) years, commencing on the date of full execution of this Amendment. QAD shall not authorize or appoint any dealers, agents, representatives, sub-distributors, original equipment manufacturers, value added resellers, systems integrators, or other third parties to supply, sub-license or distribute the Products without the prior written consent of PSC.

1.2     PSC reserves the right in its sole discretion to increase or decrease the number of authorized resellers, distributors, systems integrators and/or other third party resellers of the Products, and to distribute the Products or provide services using its own personnel, independent sales representatives, or via any other distribution channel.

1.3     PSC may discontinue the distribution or licensing of any or all Products at any time in accordance with PSC’s Product Lifecycle Document without liability to QAD; however, PSC will endeavor to provide QAD with ninety (90) days prior notice of its intent to discontinue the distribution or licensing of any or all Products. For purposes of this Paragraph 1.3, posting information to the PSC public website shall be deemed adequate notification.

2.0	Terms of Resale.

2.1     QAD shall use and distribute the Products solely under PSC’s trademarks and pursuant to QAD’s EULA. QAD’s EULA will recite, in addition to all other restrictions generally applicable to Products, that Qantas shall have the right to use the Products solely to monitor and manage the availability and performance of, and to replicate databases with regard to, software licensed by QAD. Qantas’ license shall include the right to run reports against the replicated databases. QAD will ensure that Qantas accepts the EULA prior to or during the installation of any Products. Except as specifically set forth herein, the terms and conditions which apply to the “PSC Software” under the Agreement shall apply equally to the Products.

2.2     All costs relating to the marketing and resale of the Products by QAD shall be borne by QAD.

2.3     PSC shall keep the license fees it charges QAD for the PSC Products fixed for the term of this Agreement. QAD shall determine, in the exercise of its sole discretion, the prices it charges Qantas for the Products and for maintenance for the Products.

2.4     QAD shall promptly notify PSC of any material breaches of the EULA that may come to its attention and will cooperate with PSC in its efforts to resolve the breaches as provided under the Agreement.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

2.5     When Qantas purchases maintenance on the Products, QAD shall provide first level support to Qantas and PSC shall provide second and third level support to QAD as needed. First level support shall consist of fielding and documenting inquiries from Qantas. If QAD determines that a problem encountered by Qantas is caused solely by the Products, QAD shall seek support from PSC on behalf of Qantas as provided in the Agreement.

3.0	Order Procedure.

3.1     The terms and conditions of this Amendment shall apply to all orders for the Products for resale to Qantas, and shall supersede any different or additional terms on QAD’s purchase orders, other ordering documents or the Agreement.

3.2     Risk of loss of Products physically shipped shall pass to QAD F.O.B. PSC’s shipping facility. All physical shipments will be made with shipping charged to QAD. PSC may elect to make Products available only by Electronic Software Distribution (ESD). QAD may elect to receive the Products from PSC and forward to Qantas, or QAD may elect to have PSC deliver the Products directly to Qantas.

3.3     PSC reserves the right to cancel or delay shipment of any orders if QAD: (i) fails to make any payment as provided herein; or (ii) otherwise fails to comply with the terms and conditions of this Amendment.

3.4     PSC will use reasonable efforts to meet QAD’s requested delivery schedules for Products. In no event, however, will PSC be liable for any damages to QAD or any third party for any delay or error in delivery of Products.

4.0	Prices and Payment.

4.1     For each Product sold to Qantas, QAD shall pay PSC the license and, if applicable, maintenance fees described in Exhibit A. Payment for Products or maintenance shall be due in the manner, and in the timeframes described in the Agreement.

5.0	Term and Termination.

5.1     QAD’s ability to offer the Products to Qantas under the terms and conditions of this Amendment shall commence upon full execution of this Amendment and continue thereafter for a period of three (3) years. Thereafter, QAD shall not offer new licenses for the Products to Qantas, but may continue to offer maintenance services on previously purchased Products for so long as PSC supports the Products.

IN WITNESS WHEREOF, the parties hereto have affixed their signatures and initialed each page hereof effective as of the date first written above.

QAD INC.:	QAD IRELAND LTD.:

By: /s/ Pamela M. Lopker	By: /s/ Daniel Lender

Print: Pamela M. Lopker	Print: Daniel Lender

Title: President	Title: Director

Date: January 30, 2008	Date: January 30, 2008

PROGRESS SOFTWARE CORPORATION:

By: /s/ Jason Wanatick

Print: Jason Wanatick

Title: Director, Business Operation

Date: January 31, 2008

2

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

EXHIBIT A

PSC PRODUCTS

Product
Progress OpenEdge Management
Progress OpenEdge Replication Plus

So long as Qantas has elected, and paid for maintenance on the PSC Products noted above, QAD shall be entitled to distribute all future upgrades and versions of the PSC Products, for all available platforms.

Any product not explicitly listed above shall not be part of this Amendment and may only be provided via a written agreement between the parties.

Platforms supported for purposes of this Amendment are subject to change in accordance with the support policies communicated from time to time in PSC’s Product Lifecycle Document.

FEES

LICENSE FEES

License fees due to PSC with regard to the Products covered by this Amendment are based on the following discount schedule. All discounts are applied to the U.S. list price for the Products in effect at the date of full execution of this Amendment, regardless of when purchased during the term.

Discount off List Price
[***]

MAINTENANCE FEES

Maintenance fees due to PSC for the Products covered by this Amendment are based on the following discount schedule. All discounts are applied to the then-current U.S. list price of maintenance when purchased.

Discount off List
[***]

QAD shall be entitled to the discount off list price for maintenance on the Products sold to Qantas in accordance with this Amendment so long as PSC offers support for the Products and Qantas pays for maintenance.

3

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

SaaS AMENDMENT

TO THE AGREEMENT

This Amendment (the “SaaS Amendment”), effective upon the last date of its signing by duly authorized representatives of all of the Parties (the “SaaS Effective Date”), is made by and between Progress Software Corporation, a Massachusetts corporation with offices at 14 Oak Park Bedford, Massachusetts 01730 (“PSC”) and QAD Inc., a Delaware corporation with a principal place of business at 6450 Via Real, Carpinteria, CA 93013, and QAD Ireland Ltd., an Irish company with a principal place of business at Hamilton House, National Technology Park, Limerick, Ireland and a wholly owned subsidiary of QAD Inc. QAD Inc. and QAD Ireland Ltd., and the wholly and/or majority owned QAD subsidiaries listed in Exhibit J of the Agreement, are hereinafter collectively referred to as “QAD”. Defined terms used herein shall have the same definition as in the Agreement unless otherwise defined herein.

WHEREAS:

(i)	QAD and PSC have entered into a partner agreement with an Effective Date of February 1, 2007 (the “Agreement”); and

(ii)	QAD has developed or licensed Covered Applications that utilize certain PSC Software; and

(iii)	QAD desires to obtain a license from PSC to use the PSC Software in the provision of services based in whole or in part on QAD’s Covered Applications; and

(iv)	PSC desires to grant such license to QAD subject to the terms and conditions of the Agreement and the SaaS Amendment.

1.	Definitions

For the purpose of this Amendment, the following are defined terms:

1.1     “QAD SaaS Customer” shall mean an individual or entity purchasing Software Services from QAD or a QAD Partner.

1.2     “Software Services” shall mean services: (i) that allow QAD SaaS Customers to display, run, access, or otherwise interact with the functionality of one or more Covered Applications or (ii) provided by QAD in which QAD utilizes one or more Covered Application to process data, whether provided by QAD or QAD’s Customers, where the results of such processing are provided to QAD’s Customers. Software Services may be provided via the Internet or a private network and through an Outsourcing Company or by means of a Hosted Server. Software Services does not include arrangements where QAD provides hosting, application management and similar services to a customer which owns its own perpetual license to the Covered Applications.

1.3     “Hosted Server” shall mean hardware owned and operated solely by QAD which is used to store and execute PSC Software.

1.4     “Outsourcing Company” shall mean an entity authorized by QAD to provide day to day management and control of equipment or data center services to QAD, under a separate agreement with and at the direction of QAD, which is used to store and execute PSC Software in the provision of Software Services. For the limited purpose only of this SaaS Amendment, an Outsourcing Company also is defined as a Partner as that term is defined in section 1.20 of the Agreement and is subject to the requirements and procedures for a Partner as set forth in sections 1.20 and 3.5 of the Agreement. Such Outsourcing Company or Companies are to be further identified as described in Schedule B, attached hereto and incorporated herein.

1.5     “SaaS Customer Agreement” shall mean the contract between QAD (or a QAD Partner) and a QAD SaaS Customer under which QAD (or a QAD Partner) provides Software Services to such QAD SaaS Customer.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

2.       Scope of License

2.1     PSC hereby grants QAD a non-exclusive, non-transferable, terminable, worldwide and limited license during the Original Term and during any applicable Renewal Term to use PSC Software solely in connection with the provision of Software Services to QAD SaaS Customers. PSC Software may not be transferred, sold, assigned, or otherwise conveyed by QAD to another party under this license. QAD may not sell, rent, license, or grant sublicenses, leases, or other rights in PSC Software to others under this license. Under this license, QAD shall not use PSC Software to process its own data, unless the results of such processing are provided to QAD SaaS Customers. This license includes the right for QAD to authorize QAD’s Partners to provide the Software Services to QAD SaaS Customers, provided that QAD enters into a mutually-executed written agreement with each such Partner that: (a) contains terms and conditions sufficient to allow QAD to satisfy all of its obligations hereunder, (b) contains all of the same limitations and restrictions on the use of the PSC Software as set forth herein, and (c) contains terms no less protective of PSC than those contained herein.

2.2     In consideration of the rights granted in Subsection 2.1 herein, QAD shall pay PSC the Net License Fee Royalties and Application Bundle Maintenance Fee Royalties as set forth in the Agreement.

2.3     QAD agrees to report to PSC on a monthly basis all QAD SaaS Customers, in accordance with the report requirements set forth in Schedule A and to pay applicable Net License Fee Royalties and Application Bundle Maintenance Fee Royalties to PSC, as further set forth in the Agreement.

2.4     QAD may load the Covered Application onto a Hosted Server or an Outsourcing Company’s data center equipment. In the event QAD contracts with an Outsourcing Company, QAD agrees to cause each such Outsourcing Company to complete and execute an Outsourcing Company Information schedule in the form set forth in Schedule B. QAD agrees to provide the name and address of all Outsourcing Companies providing services to QAD as detailed on Schedule B. QAD will update such information from time to time as applicable.

2.5     PSC shall have no responsibilities whatsoever, financial or otherwise, for any Hosted Server or any Outsourcing Company services.

3. Support Services

3.1     Provided that QAD has paid Net License Fee Royalties and Application Bundle Maintenance Fee Royalties, PSC agrees to provide QAD with technical support and maintenance for PSC Software in accordance with the terms of the Agreement.

4. Termination

4.1     Upon termination of the Agreement, QAD shall have the right, for a limited period of time, to continue to allow access to or to use PSC Software to process data of existing QAD SaaS Customers subject to the following conditions: (i) “existing QAD SaaS Customers” shall mean only those QAD SaaS Customers with whom QAD has entered into a SaaS Customer Agreement prior to the effective date of termination of the Agreement; (ii) QAD continues to pay PSC the Net License Fee Royalties and Application Bundle Maintenance Fee Royalties,; and (iii) QAD’s right to continue to use the PSC Software shall automatically terminate effective two (2) years from the date of termination of the Agreement, or upon termination or expiration of all SaaS Customer Agreements, whichever event occurs first. Upon termination of the continued use period described herein, QAD shall immediately return any and all copies of PSC Software in QAD’s, and any Outsourcing Company’s possession, to PSC, and shall provide PSC with a final accounting together with any other fees that have otherwise accumulated pursuant to the Agreement.

5. General

5.1     The provisions of Sections 2.2, 3.1, and 4 of this Amendment shall survive the expiration or earlier termination of the Agreement.

5.1     The headings in this Amendment are for convenience only and do not in any way limit or amplify the terms and conditions in this Amendment.

5.3     This Amendment may be executed in one or more counterpart copies, each of which shall be deemed an original and all of which shall together be deemed to constitute one Amendment.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto, each by a duly authorized representative, have executed this Amendment as of the SaaS Effective Date.

QAD Inc.:

By: /s/ Pamela M. Lopker

Print: Pamela M. Lopker

Title: President

Date: April 29, 2008

QAD Ireland Ltd.

By: /s/ Daniel Lender

Print: Daniel Lender

Title: Director

Date: April 30, 2008

Progress Software Corporation

By: /s/ Walter Dedrick

Print: Walter Dedrick

Title: VP Business Operations and Finance

Date: May 6, 2008

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

SCHEDULE A

PSC PRODUCTS, ROYALTIES AND REPORTS

1.	PSC Products Used to Provide the Software Service:

	PSC Product Description	Version number	Operating system
a	The PSC Software is as set forth in Exhibit A to the Agreement
b	OpenEdge Replication plus	10	Linux
c	OpenEdge Management	10	Linux

Upon request, QAD will be entitled to receive the then generally available PSC Products listed above, including any version updates that may become available, subject only to media and documentation fees where applicable, in accordance with PSC policies in effect at the time the version updates become available.

2.	Software Service / Business Application Description

Software Service / Business Application Description
a

Per current QAD On Demand (or such other term used by QAD to refer to an SaaS type of offering) offering list as set forth at the website, http://www5.qad.com/portal/site/solutioncenter/menuitem.fb5ba

47419d63afef207bd170690307a/?vgnextoid=242f1

ed5a8146010VgnVCM100000810903a7RCRD, or such other website at which the above offering may be listed after the SaaS Effective Date

b

Replication service, to be offered only to SaaS customers. When such service is included in an SaaS offering, or other SaaS arrangement, the relevant named user seat count must be no less that the seat count applicable to the Covered Application(s).

c

Management service, to be offered only to SaaS customers. When such service is included in an SaaS offering, or other SaaS arrangement, the relevant named user seat count must be no less that the seat count applicable to the Covered Application(s).

3.	Software License and Maintenance Royalties:

In consideration of the rights granted in Section 2.1 of this Agreement, QAD shall pay PSC on a monthly basis Software License and Maintenance Royalties, as defined in Section 1.5 of this Agreement, as follows:

	Software Service Description	Chargeable Metric Definition	Value per Metric	Royalty Percentage due PSC from QAD	Annual Minimum Royalty Amount
a	As set forth in section 2 of this Schedule A	The then current royalty rate as set forth in Exhibit C Section A of the Agreement	The then current royalty rate as set forth in Exhibit C Section A of the Agreement	The then current royalty rate as set forth in Exhibit C Section A of the Agreement	N/A
b	Replication	Per named user per month	[***] per named user per month	[***] per named user per month	N/A
c	Management	Per named user per month	[***] per named user per month	[***] per named user per month	N/A

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

4.	Reporting and Payment:

With regard to each new QAD SaaS Customer, QAD shall provide the following information:

●	QAD SaaS Customer name
●	QAD SaaS Customer Address
●	The start date and end date of each QAD SaaS Customer’s Agreement or SLA with QAD
●	A list of all PSC Software used for SaaS Customer deployment

As soon as QAD derives revenue through the use of PSC Software in conjunction with the Software Service, QAD shall, on a monthly basis, provide PSC with a report containing at least the following information regarding each QAD SaaS Customer:

●	QAD SaaS Customer Name
●	QAD SaaS Customer Address (if different from above)
●	Amount of Net License Fee Royalties and Application Bundle Maintenance Fee Royalties due PSC with regard to such QAD SaaS Customer

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

SCHEDULE B

OUTSOURCING COMPANY INFORMATION FORM

This Outsourcing Information Form is prepared in connection with the engagement by QAD of the Outsourcing Company identified below (the “Outsourcing Company”) whereby Outsourcing Company shall provide services to support QAD’s “On Demand” or “Saas” software offerings to QAD customers. This Outsourcing Information Form is supplemental to the definitive contract between Outsourcing Company and QAD.

Name of Outsourcing Company:

Address and Contact Information:

Web URL:

Server(s) Information:

Location	Server OS and Rev Level

Contact Name / Telephone / Fax / Email:

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

In the course of providing services to QAD and QAD customers, Outsourcing Company shall be given access by QAD to certain software products of Progress Software Corporation (the “PSC Products”). Outsourcing Company acknowledges and agrees that QAD has only a non-transferable, terminable, limited license to use the PSC Products and that title to all PSC Products (including the manual, media and programs contained therein) shall remain with PSC. Outsourcing Company acknowledges that PSC Products constitute a valuable asset of PSC and Outsourcing Company agrees to hold all such PSC Products strictly confidential and shall, by all appropriate means, prevent disclosure, publication, display or use of PSC Products. Outsourcing Company shall not alter, reverse engineer, decompile or copy PSC Products, except Outsourcing Company may reproduce machine-readable object code copies for back-up purposes and implementation of new releases. Outsourcing Company shall not remove, alter, cover or obfuscate any copyright notices or other proprietary rights notices placed or embedded by PSC on or in any part of the PSC Products or related documentation. Outsourcing Company acknowledges and agrees that PSC Products may be used solely in conjunction with business application software provided by QAD and for no other purpose.

Upon termination by QAD of Outsourcing Company’s license to use the PSC products, Outsourcing Company agrees to immediately discontinue use and to return to PSC all PSC products provided to Outsourcing Company.

ACCEPTED AND AGREED:

OUTSOURCING COMPANY

__________________________

By: ______________________

Print: _____________________

Title: _____________________

Date: _____________________

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

THIRD AMENDMENT TO PARTNER AGREEMENT

This Third Amendment to Partner Agreement (“Amendment”) dated July 31, 2008 (the “Effective Date”) by and between Progress Software Corporation, a Massachusetts corporation with a principal place of business at 14 Oak Park, Bedford, Massachusetts 01730 (hereinafter, “PSC”) and QAD Inc., a Delaware corporation with a principal place of business at 100 Innovation Place, Santa Barbara, CA 93108, and QAD Ireland Ltd. (an Ireland company with a principal place of business at Hamilton House, National Technology Park, Limerick, Ireland and a wholly owned subsidiary of QAD Inc.). QAD Inc. and QAD Ireland Ltd. are hereinafter collectively referred to as “QAD”.

WHEREAS, PSC and QAD have an entered into a Partner Agreement dated February 1, 2007;

WHEREAS, PSC and QAD have entered into that First Amendment to Partner Agreement dated October 30, 2007 (the “First Amendment”);

WHEREAS, PSC and QAD have entered into that Second Amendment to Partner Agreement dated January 30, 2008 the “Second Amdendment”);

WHEREAS, PSC and QAD have entered into that SaaS Amendment to the Agreement dated May 6, 2008 (collectively, with the First Amendment and the Second Amendment, the “Agreement”);

WHEREAS, QAD has a relationship with Bundaberg Brewed Drinks Pty Ltd. (“Bundaberg”), who is interested in purchasing certain PSC products and PSC desires to encourage QAD to identify and promote certain PSC products to Bundaberg;

WHEREAS, PSC and QAD desire to amend the terms and conditions of the Agreement to allow for the sale of certain PSC products to Bundaberg on a one-off basis, under the conditions and restrictions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein the parties, intending to be legally bound, agree as follows:

1.0	Appointment.

1.1     PSC grants QAD the non-exclusive, nontransferable right to distribute the Products (as defined in Exhibit A) to Bundaberg for a term of three (3) years, commencing on the date of full execution of this Amendment. QAD shall not authorize or appoint any dealers, agents, representatives, sub-distributors, original equipment manufacturers, value added resellers, systems integrators, or other third parties to supply, sub-license or distribute the Products without the prior written consent of PSC.

1.2     PSC reserves the right in its sole discretion to increase or decrease the number of authorized resellers, distributors, systems integrators and/or other third party resellers of the Products, and to distribute the Products or provide services using its own personnel, independent sales representatives, or via any other distribution channel.

1.3     PSC may discontinue the distribution or licensing of any or all Products at any time in accordance with PSC’s Product Lifecycle Document without liability to QAD; however, PSC will endeavor to provide QAD with ninety (90) days prior notice of its intent to discontinue the distribution or licensing of any or all Products. For purposes of this Paragraph 1.3, posting information to the PSC public website shall be deemed adequate notification.

2.0	Terms of Resale.

2.1     QAD shall use and distribute the Products solely under PSC’s trademarks and pursuant to QAD’s EULA. QAD’s EULA will recite, in addition to all other restrictions generally applicable to Products, that Bundaberg shall have the right to use the Products solely to monitor and manage the availability and performance of, and to replicate databases with regard to, software licensed by QAD. Bundaberg’s license shall include the right to run reports against the replicated databases. QAD will ensure that Bundaberg accepts the EULA prior to or during the installation of any Products. Except as specifically set forth herein, the terms and conditions which apply to the “PSC Software” under the Agreement shall apply equally to the Products.

1

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

2.2     All costs relating to the marketing and resale of the Products by QAD shall be borne by QAD.

2.3     PSC shall keep the license fees it charges QAD for the PSC Products fixed for the term of this Agreement. QAD shall determine, in the exercise of its sole discretion, the prices it charges Bundaberg for the Products and for maintenance for the Products.

2.4     QAD shall promptly notify PSC of any material breaches of the EULA that may come to its attention and will cooperate with PSC in its efforts to resolve the breaches as provided under the Agreement.

2.5     When Bundaberg purchases maintenance on the Products, QAD shall provide first level support to Bundaberg and PSC shall provide second and third level support to QAD as needed. First level support shall consist of fielding and documenting inquiries from Bundaberg. If QAD determines that a problem encountered by Bundaberg is caused solely by the Products, QAD shall seek support from PSC on behalf of Bundaberg as provided in the Agreement.

3.0	Order Procedure.

3.1     The terms and conditions of this Amendment shall apply to all orders for the Products for resale to Bundaberg, and shall supersede any different or additional terms on QAD’s purchase orders, other ordering documents or the Agreement.

3.2     Risk of loss of Products physically shipped shall pass to QAD F.O.B. PSC’s shipping facility. All physical shipments will be made with shipping charged to QAD. PSC may elect to make Products available only by Electronic Software Distribution (ESD). QAD may elect to receive the Products from PSC and forward to Bundaberg, or QAD may elect to have PSC deliver the Products directly to Bundaberg.

3.3     PSC reserves the right to cancel or delay shipment of any orders if QAD: (i) fails to make any payment as provided herein; or (ii) otherwise fails to comply with the terms and conditions of this Amendment.

3.4     PSC will use reasonable efforts to meet QAD’s requested delivery schedules for Products. In no event, however, will PSC be liable for any damages to QAD or any third party for any delay or error in delivery of Products.

4.0	Prices and Payment.

4.1     For each Product sold to Bundaberg, QAD shall pay PSC the license and, if applicable, maintenance fees described in Exhibit A. Payment for Products or maintenance shall be due in the manner, and in the timeframes described in the Agreement.

5.0	Term and Termination.

5.1     QAD’s ability to offer the Products to Bundaberg under the terms and conditions of this Amendment shall commence upon full execution of this Amendment and continue thereafter for a period of three (3) years. Thereafter, QAD shall not offer new licenses for the Products to Bundaberg, but may continue to offer maintenance services on previously purchased Products for so long as PSC supports the Products.

SIGNATURE PAGE TO FOLLOW

2

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have affixed their signatures and initialed each page hereof effective as of the date first written above.

QAD INC.:	QAD IRELAND LTD.:

By: /s/ Pamela M. Lopker	By: /s/ Daniel Lender

Print: Pamela M. Lopker	Print: Daniel Lender

Title: President	Title: Director

Date: July 31, 2008	Date: July 31, 2008

PROGRESS SOFTWARE CORPORATION:

By: /s/ Jason Wanatick

Print: Jason Wanatick

Title: Director, Business Operations

Date: July 31, 2008

3

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

EXHIBIT A

PSC PRODUCTS

Product
Progress OpenEdge Management
Progress OpenEdge Replication Plus

So long as Bundaberg has elected, and paid for maintenance on the PSC Products noted above, QAD shall be entitled to distribute all future upgrades and versions of the PSC Products, for all available platforms.

Any product not explicitly listed above shall not be part of this Amendment and may only be provided via a written agreement between the parties.

Platforms supported for purposes of this Amendment are subject to change in accordance with the support policies communicated from time to time in PSC’s Product Lifecycle Document.

FEES

LICENSE FEES

License fees due to PSC with regard to the Products covered by this Amendment are based on the following discount schedule. All discounts are applied to the U.S. list price for the Products in effect at the date of full execution of this Amendment, regardless of when purchased during the term.

Discount off List Price
[***]

MAINTENANCE FEES

Maintenance fees due to PSC for the Products covered by this Amendment are based on the following discount schedule. All discounts are applied to the then-current U.S. list price of maintenance when purchased.

Discount off List
[***]

QAD shall be entitled to the discount off list price for maintenance on the Products sold to Bundaberg in accordance with this Amendment so long as PSC offers support for the Products and Bundaberg pays for maintenance.

4

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

SAVVION AMENDMENT TO PARTNER AGREEMENT

This Amendment to the Partner Agreement (“Amendment”) dated this 15th day of February, 2011 (the “Effective Date”) by and between Progress Software Corporation, a Massachusetts corporation with a principal place of business at 14 Oak Park, Bedford, Massachusetts 01730 (hereinafter, “PSC”) and QAD Inc., a Delaware corporation with a principal place of business at 100 Innovation Place, Santa Barbara, CA 93108, and QAD Ireland Ltd. (an Ireland company with a principal place of business at Hamilton House, National Technology Park, Limerick, Ireland and a wholly owned subsidiary of QAD Inc.). QAD Inc. and QAD Ireland Ltd. are hereinafter collectively referred to as “QAD”. All terms and conditions of the Agreement (as defined below) are incorporated herein by reference except as modified by this Amendment. Defined terms used herein shall have the same definition as in the Agreement unless otherwise defined herein.

WHEREAS, PSC and QAD have an entered into a Partner Agreement dated February 1, 2007 (the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement to include PSC’s Savvion Business Process Management suite as PSC Software as defined in the Agreement;

NOW, THEREFORE, in consideration of the mutual covenants contained herein the parties, intending to be legally bound, agree as follows:

The Agreement is hereby amended to include the specific products in PSC’s Savvion Business Process Management suite, as set forth in the below tables, as “PSC Software” as that term is defined in the Agreement, and subject to the terms of the Agreement, including the license terms and limitations set forth in Sections 3 and 4 of the Agreement. Specifically, Exhibit A of the Agreement is amended to include the following products in the relevant sections of PSC Software in Exhibit A:

A.	Development Software

1.	Savvion products are limited to the following:

Progress Savvion Products	Product Code	License Model	# of Units

Progress Savvion Business Process Management Suite (BPMS)
Progress Savvion BusinessManager Server	8333	Core	[***]
Progress Savvion BPM Studio	8336	Named User	[***]
Progress SavvionProcess Modeler	8337	Named User

Progress Savvion Business Rules Management Suite (BRMS)
Progress Savvion BizRule Server	8341	Core	[***]
Progress Savvion BizRule Studio	8342	Named User	[***]

Progress Savvion Business Accelerators / Case Management Foundation
Progress Savvion Business Accelerator/Case Management Adv.	8361	Named User	[***]

1

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

B.	Deployment Software;

and

C.	Implementation Development Software

1.	Savvion products are limited to the following:

Progress Savvion Products	Product Code

Progress Savvion Business Process Management Suite (BPMS)
Progress Savvion BusinessManager Server	8333
Progress Savvion BPM Studio	8336
Progress SavvionProcess Modeler	8337

Progress Savvion Business Rules Management Suite (BRMS)
Progress Savvion BizRule Server	8341
Progress Savvion BizRule Studio	8342

Progress Savvion Business Accelerators / Case Management Foundation
Progress Savvion Business Accelerator/Case Management Adv.	8361

Counterparts - This Agreement may be executed in multiple counterparts, all of which taken together shall constitute a single agreement between the Parties. Any executed copy of this Agreement made by reliable means (e.g., photocopy, scanned image, or facsimile) is considered an original for all purposes.

IN WITNESS WHEREOF, the parties hereto have affixed their signatures and initialed each page hereof on the date first written above.

QAD INC.:	QAD IRELAND LTD.:

By: /s/ Pamela M. Lopker	By: /s/ Daniel Lender

Print: Pamela M. Lopker	Print: Daniel Lender

Title: President	Title: Director

Date: February 15, 2011	Date: February 15, 2011

PROGRESS SOFTWARE CORPORATION:

By: /s/ David H. Benton Jr.

Print: David H. Benton Jr.

Title: VP & Corporate Controller

Date: February 17, 2011

2

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

SIXTH AMENDMENT TO PARTNER AGREEMENT

This Sixth Amendment to the Partner Agreement is entered into by and between Progress Software Corporation, a Massachusetts corporation with a principal place of business at 14 Oak Park, Bedford, Massachusetts 01730 (hereinafter, “PSC”) and QAD Inc., a Delaware corporation with a principal place of business at 100 Innovation Place, Santa Barbara, CA 93108, and QAD Ireland Ltd. (an Ireland company with a principal place of business at Hamilton House, National Technology Park, Limerick, Ireland and a wholly owned subsidiary of QAD Inc.). QAD Inc. and QAD Ireland Ltd. are hereinafter collectively referred to as “QAD”. This Amendment is effective May 16, 2014.

WHEREAS, PSC and QAD have entered into the Partner Agreement dated February 1, 2007 ( as amended, the “Agreement”) pursuant to which QAD is granted the right to distribute certain propriety software as embedded in, integrated with, or bundled with any Covered Application; and

WHEREAS, PSC and QAD have executed the following amendments to the Agreement prior to the date hereof:

●	First Amendment (Visteon) dated October 30, 2007
●	Second Amendment (Qantas) dated January 30, 2008
●	SaaS Amendment dated May 6, 2008
●	Third Amendment (Bundaberg) dated July 31, 2008
●	Savvion Amendment dated February 15, 2011

WHEREAS, the parties desire to add new products to the existing list of PSC Software.

NOW, THEREFORE, in consideration of the mutual covenants contained herein the parties, intending to be legally bound, agree as follows:

1.

Exhibit A of the Agreement is hereby amended by including the following software products as “PSC Software” as that term is defined in the Agreement, specifically by adding the below tables to Section A (“Deployment Software”) and Section B (“Deployment Software”) of Exibit A.

A.	Development Software

Progress Version 11 Products	Product Code	License Model	# Users
OpenEdge Business Process Management	46	Named User	[***]
Progress Corticon Server for OpenEdge	48	Named User	[***]
Progress Corticon Studio for OpenEdge	59	Named User	[***]

B.	Deployment Software

Progress Version 11 Products	Product Code
OpenEdge Business Process Management	46
Progress Corticon Server for OpenEdge	48
Progress Corticon Studio for OpenEdge	59

1

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

2.	Exhibit B-2 of the Agreement is hereby amended by adding the following at the end:

“Usage Limitations

a.     Progress® Corticon® Studio for OpenEdge.      This Product, and all component parts thereof (including, without limitation, the server component of this Product) may only be used by Licensee for the purpose of modeling, analyzing, testing and saving business rules as decision services in a development or testing environment. Licensee must purchase a license for a Progress® Corticon® Server product in order to deploy, integrate, execute or otherwise make any production use of any decision services created with Progress® Corticon® Studio. Licensee’s right to use this Product is subject to the following additional limitation: development of decision services to be used exclusively in the context of OpenEdge Business Process Management business processes.

b.     Progress® Corticon® Server for OpenEdge.     Licensee’s right to use this Product is subject to the following additional limitation: decision services must be invoked exclusively from an OpenEdge Business Process Management business processes.

c.     Progress® OpenEdge® Business Process Modeler.     Progress may, at its discretion, make the Progress® OpenEdge® Business Process Modeler software (“Business Modeler Software”) available to its customers on a no charge “AS IS” basis. If Progress makes Business Modeler Software available to Licensee in accordance with the preceding sentence and Licensee downloads the Business Modeler Software from Progress’ electronic software delivery site or otherwise obtains the Business Modeler Software from Progress or its authorized representative, then Licensee will have a non-exclusive, non-transferable, royalty-free, perpetual, limited license to use the Business Modeler Software without limitation on license model or quantity but subject to all other terms and conditions of this Agreement, including, without limitation, the restrictions set forth in Section 2 of this Agreement. Progress is not obligated to provide any maintenance, technical or other support for the Business Modeler Software, but may, from time to time, provide technical support and/or Updates to the Business Modeler Software at Progress’ sole discretion. All such Updates shall be subject to the terms and conditions of this Agreement, including, without limitation, the terms and conditions set forth in this section. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN SECTION 4 OF THIS AGREEMENT, THE BUSINESS MODELER SOFTWARE, ANY UPDATES THERETO AND ANY RELATED TECHNICAL SUPPORT SERVICES ARE PROVIDED “AS IS” WITHOUT WARRANTY OF ANY KIND. PROGRESS MAKES NO WARRANTIES WITH RESPECT TO THE BUSINESS MODELER SOFTWARE, ANY UPDATES THERETO, OR ANY RELATED TECHNICAL SUPPORT SERVICES, WHETHER EXPRESS, IMPLIED, OR ARISING BY CUSTOM OR TRADE USAGE, AND SPECIFICALLY MAKES NO WARRANTY OF MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, title OR NONINFRINGEMENT.

d.     Redistributables.      Subject to the terms and conditions of this Agreement and restrictions and exceptions, if any, set forth in the applicable file header, Progress grants Licensee a non-exclusive, non-transferable, royalty free, limited license to reproduce and distribute those files specifically identified as “Redistributable Code” in the file header ("Redistributables") provided that:

(i)	Licensee distributes the Redistributables complete and unmodified, and only bundled as part of software developed by Licensee (“Licensee Application”);

(ii)	Licensee does not remove, obscure or alter any proprietary legends or notices that appear on the Redistributables as delivered to Licensee;

(iii)	Licensee does not use Progress’s name, logo, or trademarks to market the Licensee Application;

(iv)

Licensee agrees to defend and indemnify Progress and its licensors from and against any damages, costs, liabilities, settlement amounts and/or expenses (including attorneys' fees) incurred in connection with any claim, lawsuit or action by any third party that arises or results from the use or distribution of any and all components of Licensee Application.

2

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

NOTWITHSTANDING ANYTHING TO THE CONTRARY PROVIDED IN THIS AGREEMENT, LICENSEE EXPRESSLY ACKNOWLEDGES AND AGREES THAT PROGRESS OR ITS LICENSORS MAKES NO WARRANTIES OR REPRESENTATIONS OF ANY KIND, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE RELATING TO THE REDISTRIBUTABLES, including but not limited to, content, quality, reliability, accuracy, completeness, EFFECTIVENESS, usefulness OR QUIET ENJOYMENT. REDISTRIBUTABLES are provided “as is” AND “AS AVAILABLE.” TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, ALL IMPLIED WARRANTIES AND REPRESENTATIONS, INCLUDING BUT NOT LIMITED TO, any IMPLIED WARRANTy OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, title AND NON-INFRINGEMENT WITH RESPECT TO THE REDISTRIBUTABLES are expressly disclaimed. Licensee agrees not to permit further distribution of the Redistributables by Licensee’s end users except Licensee may permit further redistribution of the Redistributables by Licensee’s distributors to Licensee’s end-user customers if Licensee’s distributors only distribute the Redistributables in conjunction with, and as part of, the Licensee Application. Upon termination of this Agreement, Licensee must also discontinue the redistribution of Redistributables.”

3.

This Amendment may be signed in one or more counterparts, each of which will be deemed to be an original and all of which when taken together will constitute the same agreement.  This Amendment, and any addenda hereto which by its terms requires signature by each of the parties thereto, may be signed by a party by applying a digital signature of an authorized representative of said party, and in such case, the digital signature will have the same force and effect as if such authorized representative had applied his or her ink signature to the Amendment or any such addenda. Any copy of this Amendment made by reliable means (for example, photocopy, scanned image, facsimile) is considered an original.

4.	If there is a conflict between the Agreement and this Amendment, then this Amendment shall govern. Otherwise, the Agreement shall remain in full force and effect.

AGREED TO BY:

QAD Inc.	Progress Software Corporation

By: /s/ Pamela M. Lopker	By: /s/ David M. Partyka

Name: Pamela M. Lopker	Name: David M. Partyka

Title: President	Title: Director of Revenue Operations

Date: May 30, 2014	Date: May 30, 2014

QAD Ireland Ltd.

By:      /s/ Daniel Lender

Name   Daniel Lender

Title:    Director

Date:    May 30, 2014

3

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

SEVENTH AMENDMENT TO PARTNER AGREEMENT

This Seventh Amendment to the Partner Agreement is entered into by and between Progress Software Corporation, a Massachusetts corporation with a principal place of business at 14 Oak Park, Bedford, Massachusetts 01730 (hereinafter, “PSC”) and QAD Inc., a Delaware corporation with a principal place of business at 100 Innovation Place, Santa Barbara, CA 93108, and QAD Ireland Ltd. (an Ireland company with a principal place of business at Hamilton House, National Technology Park, Limerick, Ireland and a wholly owned subsidiary of QAD Inc.). QAD Inc. and QAD Ireland Ltd. are hereinafter collectively referred to as “QAD”. This Amendment is effective July 29, 2014.

WHEREAS, PSC and QAD have entered into the Partner Agreement dated February 1, 2007 (as amended, the “Agreement”) pursuant to which QAD is granted the right to distribute certain propriety software as embedded in, integrated with, or bundled with any Covered Application; and

WHEREAS, PSC and QAD have executed the following amendments to the Agreement prior to the date hereof:

●	First Amendment (Visteon) dated October 30, 2007
●	Second Amendment (Qantas) dated January 30, 2008
●	SaaS Amendment dated May 6, 2008
●	Third Amendment (Bundaberg) dated July 31, 2008
●	Savvion Amendment dated February 15, 2011
●	Sixth Amendment (Corticon) dated May 16, 2014

WHEREAS, the parties desire to amend the Agreement as set forth below;

NOW, THEREFORE, in consideration of the mutual covenants contained herein the parties, intending to be legally bound, agree as follows:

1.	Section 15.5 of the Agreement is hereby amended to read in its entirety as follows:

PSC may terminate this Agreement without cause upon five (5) years prior written notice to QAD.

2.	Section 21.1 of the Agreement is hereby amended read in its entirety as follows:

21.1 Assignment. QAD may not assign this Agreement, including by way of merger (regardless of whether QAD is the surviving entity), asset transfer, acquisition, or pursuant to bankruptcy proceeding without the prior written consent of PSC, except that QAD may assign this Agreement, which must include agreement to all rights and obligations contained herein, without PSC’s consent, to an entity that is a successor to all or substantially all of QAD’s business, provided: (i) such successor is not a competitor of PSC’s, and (ii) QAD gives prompt written notice of such assignment or transfer to PSC.

PSC hereby covenants not to assign either this Agreement or ownership rights to the PSC Software to another party unless, simultaneous with the assignment, the terms of this Agreement are made legally binding on such party to the same extent as binding on PSC.

The terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

3.

This Amendment may be signed in one or more counterparts, each of which will be deemed to be an original and all of which when taken together will constitute the same agreement.  This Amendment, and any addenda hereto which by its terms requires signature by each of the parties thereto, may be signed by a party by applying a digital signature of an authorized representative of said party, and in such case, the digital signature will have the same force and effect as if such authorized representative had applied his or her ink signature to the Amendment or any such addenda. Any copy of this Amendment made by reliable means (for example, photocopy, scanned image, facsimile) is considered an original.

1

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

4.	If there is a conflict between the Agreement and this Amendment, then this Amendment shall govern. Otherwise, the Agreement shall remain in full force and effect.

AGREED TO BY:

QAD Inc.	Progress Software Corporation

By: /s/ Pamela M. Lopker	By: /s/ David M. Partyka

Name: Pamela M. Lopker	Name: David M. Partyka

Title: President	Title: Director of Revenue Operations

Date: July 29, 2014	Date: July 30, 2014

QAD Ireland Ltd.

By:      /s/ Daniel Lender

Name   Daniel Lender

Title:    Director

Date:    July 29, 2014

2

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

EIGHTH AMENDMENT TO PARTNER AGREEMENT

This Eighth Amendment to Partner Agreement is entered into by and between Progress Software Corporation, a Massachusetts corporation with a principal place of business at 14 Oak Park, Bedford, Massachusetts 01730 (hereinafter, “PSC”) and QAD Inc., a Delaware corporation with a principal place of business at 100 Innovation Place, Santa Barbara, California 93108, and QAD Europe (Ireland) Limited, an Ireland company with a principal place of business at Hamilton House, National Technology Park, Limerick, Ireland, and wholly-owned subsidiary of QAD Inc. QAD Inc. and QAD Europe (Ireland) Limited are hereinafter collectively referred to as “QAD”. This Eighth Amendment is effective January 11, 2016.

WHEREAS, PSC and QAD entered into the Partner Agreement dated February 1, 2007 (as amended, the “Agreement”) pursuant to which QAD is granted the right to distribute certain proprietary software as embedded in, integrated with, or bundled with any Covered Application; and

WHEREAS, PSC and QAD have executed the following amendments to the Partner Agreement prior to the date hereof:

●	First Amendment (Visteon) dated October 30, 2007
●	Second Amendment (Qantas) dated January 30, 2008
●	SaaS Amendment dated May 6, 2008
●	Third Amendment (Bundaberg) dated July 31, 2008
●	Savvion Amendment dated February 15, 2011
●	Sixth Amendment dated May 16, 2014
●	Seventh Amendment dated July 29, 2014

WHEREAS, the Parties desire to amend the limitations related to the use and distribution of PSC’s Corticon software product;

NOW, THEREFORE, in consideration of the mutual covenants contained herein the Parties, intending to be legally bound, agree as follows:

1.           Exhibit A of the Agreement is hereby amended to include the following software products as “PSC Software” as that term is defined in the Agreement, specifically by adding the below table to Section A (“Deployment Software”) of Exhibit A:

A. Deployment Software

Progress Product	Product Code
Progress® Corticon® Enterprise Data Connector Server for OpenEdge	0052

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

2.            Exhibit B-2 of the Agreement is hereby amended such that Paragraphs “a” and “b” under the heading “Usage Limitations” shall be amended to read as follows in their entirety:

a.

Progress® Corticon® Studio for OpenEdge. This Product, and all component parts thereof (including, without limitation, the server component of this Product) may only be used by QAD for the purpose of modeling, analyzing, testing and saving business rules as decision services in a development or testing environment. QAD must purchase a license for a Progress® Corticon® Server for OpenEdge product in order to deploy, integrate, execute or otherwise make any production use of any decision services created with Progress® Corticon® Studio for OpenEdge. QAD’s right to use this Product is subject to the following additional limitations: (i) Progress® Corticon® Studio for OpenEdge may be used solely for the development of decision services to be used exclusively by Covered Applications that make use of Progress OpenEdge Deployment Software; and (ii) Progress® Corticon® Studio for OpenEdge may be used solely in conjunction with Covered Applications having a general availability release date of 2015 or later.

b.	Progress® Corticon® Server for OpenEdge / Progress® Corticon® Enterprise Data Connector Server for OpenEdge.

b.1.

QAD’s right to use Progress® Corticon® Server for OpenEdge is subject to the following additional limitations: (i) decision services invoked from Progress® Corticon® Server for OpenEdge must be invoked exclusively from a Covered Application that makes use of Progress OpenEdge Deployment Software; and (ii) Progress® Corticon® Server for OpenEdge may be used solely in conjunction with Covered Applications having a general availability release date of 2015 or later.

b.2.

QAD’s right to use Progress® Corticon® Enterprise Data Connector Server for OpenEdge is subject to the following additional limitations: (i) the use of Progress® Corticon® Server for OpenEdge is limited solely to use in conjunction with Covered Applications that make use of Progress OpenEdge Deployment Software; and (ii) Progress® Corticon® Enterprise Data Connector Server for OpenEdge may be used solely in conjunction with Covered Applications having a general availability release date of 2015 or later.

3.            This Amendment may be signed in one or more counterparts, each of which will be deemed to be an original and all of which when taken together will constitute the same agreement. This Amendment, and any addenda hereto which by its terms requires signature by each of the parties thereto, may be signed by a party by applying a digital signature of the authorized representative of said party, and in such case, the digital signature will have the same force and effect as if such authorized representative had applied his or her ink signature to the Amendment or any such addenda. Any copy of this Amendment made by reliable means (for example, photocopy, scanned image, facsimile) is considered an original.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

4.            If there is a conflict between the Partner Agreement and this Amendment, then this Amendment shall govern. Otherwise, the Partner Agreement shall remain in full force and effect.

AGREED TO BY:

QAD Inc.	Progress Software Corporation

By: /s/ Pamela M. Lopker_____________	By: /s/ David M. Partyka_____________

Print: Pamela M. Lopker___________	Print: David M. Partyka______________

Title: President _________________	Title: Director of Revenue Operations___

Date: January 15, 2016__________________	Date: January 19, 2016___________________

QAD Europe (Ireland) Limited

By: /s/ Daniel Lender_______________

Print: Daniel Lender_____________

Title: Director

Date: January 14, 2016__________________

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

NINTH AMENDMENT TO PARTNER AGREEMENT

This Ninth Amendment to the Partner Agreement is entered into by and between Progress Software Corporation, a Massachusetts corporation with a principal place of business at 14 Oak Park Drive, Bedford, Massachusetts 01730 (hereinafter, “PSC”) and QAD Inc., a Delaware corporation with a principal place of business at 100 Innovation Place, Santa Barbara, CA 93108, and QAD Europe (Ireland) Limited (an Ireland company with a principal place of business at Hamilton House, National Technology Park, Limerick, Ireland and a wholly owned subsidiary of QAD Inc.). QAD Inc. and QAD Ireland Ltd. are hereinafter collectively referred to as “QAD”. This Amendment is effective January 22, 2016.

WHEREAS, PSC and QAD have entered into the Partner Agreement dated February 1, 2007 (as amended, the “Agreement”) pursuant to which QAD is granted the right to distribute certain propriety software as embedded in, integrated with, or bundled with any Covered Application; and

WHEREAS, PSC and QAD have executed the following amendments to the Agreement prior to the date hereof:

●	First Amendment (Visteon) dated October 30, 2007
●	Second Amendment (Qantas) dated January 30, 2008
●	SaaS Amendment dated May 6, 2008
●	Third Amendment (Bundaberg) dated July 31, 2008
●	Savvion Amendment dated February 15, 2011
●	Sixth Amendment (Corticon) dated May 16, 2014
●	Seventh Amendment dated July 29, 2014
●	Eighth Amendment dated January 11, 2016

WHEREAS, the parties desire to amend the Agreement as set forth below;

NOW, THEREFORE, in consideration of the mutual covenants contained herein the parties, intending to be legally bound, agree as follows:

1.	Section 15.5 of the Agreement is hereby amended to read in its entirety as follows:

PSC may terminate this Agreement without cause upon ten (10) years prior written notice to QAD.

2.

This Amendment may be signed in one or more counterparts, each of which will be deemed to be an original and all of which when taken together will constitute the same agreement.  This Amendment, and any addenda hereto which by its terms requires signature by each of the parties thereto, may be signed by a party by applying a digital signature of an authorized representative of said party, and in such case, the digital signature will have the same force and effect as if such authorized representative had applied his or her ink signature to the Amendment or any such addenda. Any copy of this Amendment made by reliable means (for example, photocopy, scanned image, facsimile) is considered an original.

3.	If there is a conflict between the Agreement and this Amendment, then this Amendment shall govern. Otherwise, the Agreement shall remain in full force and effect.

1

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

AGREED TO BY:

QAD Inc.	Progress Software Corporation

By: /s/ Pamela M. Lopker	By: /s/ David M. Partyka

Name: Pamela M. Lopker	Name: David M. Partyka

Title: President	Title: Director of Revenue Operations

Date: January 25, 2016	Date: January 26, 2016

QAD Europe (Ireland) Limited

By:      /s/ Daniel Lender

Name   Daniel Lender

Title:    Director

Date:    January 25, 2016

2